Exhibit 4.15

04f2024 EMISION DE OBLIGACIONES DE NUMERO CUATRO TRES. I B3754541 SETECIENTOS CUARENTA Y En la ciudad de Valencia, a veintiséis de agosto de dos mil veinticuatro . -------------- - Ante mi, ALEJANDRO CERVERA TAULET, Notario del Ilustre Colegio de Valencia, con residencia en la Capital, ----------- C O M P A R E C E : ------------- DE UNA PARTE, POR LA ENTIDAD EMISORA : ----- - DON MARIANO SORIA HERNÁNDEZ, mayor de edad, CaSad r ingeniero, con domicilio a estos efectos en Calle Isabel La Católica, n ƒ 8, Oficinas 50 - 51, 46004 - Valencia, y con DNI número 29l84359 - G. Y DE OTRA PARTE : -------------------------- - DON Eoo o oERóm s mAOLALLA, mayor de edad, divorciado, ingeniero, con domicilio a estos efectos en Madrid, C . P . 28036 , calle

Henri Dunant, 17, y con DNI número 02646l84B. -- -------- - I N T E R V I E N E N ------------ I. - DON MARIANO SORIA HERNÁNDEZ interviene en nombre mercantil ENERcY, resultado española y representación de la entidad de nacionalidad “TURBO S.A.”, (en adelante la “Sociedad”), de la transformación en Sociedad anónima, de la sociedad Limitada “TURBO ENERGY, S.L.”. A98569619 Tiene asignado (en vigor) y el C.I.F. número está domiciliada en n ƒ 8, Oficinas 50 - 51, Calle Isabel La Católica, 46004 - Valencia. Fue constituida, por tiempo indefinido mediante escritura autorizada por el Notario de Valencia, Don José Alicarte Domingo, de fecha 18 de septiembre de 2013, con número de protocolo 2.287, inscrita en el Registro Mercantil de Valencia, al tomo 9686, folio 44, hoja V - 155858 e inscripción jay Modificado su objeto social, mediante escritura autorizada el dia 30 de diciembre de 2022 ante el Notario autorizante de la presente, con el número 6 . 358 de protocolo, que causó la inscripción 12 a

04f2024 I B3754540 Aumentado su capital social en escritura de elevación a público de decisiones de socio único otorgada el dia 18 de enero de 2023 ante el Notario autorizante de la presente, con número 222 de protocolo . --------------------- - Transformada en Sociedad Anónima, mediante escritura autorizada por mi, el infrascrito Notario, el 8 de febrero de 2023 , número 685 de protocolo, constando inscrita en el referido Registro Mercantil de Valencia, al tomo 9686 , libro 6968 , folio 48 , Sección 8 , hoja V - l 55% 58 , inscripción Aumentado de nuevo su capital y declarada 14 a la pérdida de unipersor›alidad, mediante escritura autorizada también por mi, el 22 de septiembre de 2023, número 5.125 de protocolo, que causó la inscripción 19 a Declara que su capital es de DOS MILLONES SETECIENTOS CINCUENTA Y CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (C 2.754.285), representado por CINCUENTA Y CINCO MILLONES

OCHENTA Y CINCO MiL ssrEc zENTAs i ss . 085 . 700 ) acciones con un valor nominal de CINCO CÉNTIMOS DE EURO ( 0 , 05 €), y numeradas correlativamente del 1 al 55 . 085 . 700 , ambas inclusive, totalmente suscritas y desembolsadas . Y manifiesta que la Sociedad no tiene obligaciones en circulación . Tiene por objeto social : ------------------ - (CNAE de su actividad principal 2712 - la fabricación de aparatos de distribución y control eléctrico) las siguientes actividades : a) El diseño y la fabricación de material y equipo eléctrico . b) La adquisición, distribución y venta de material eléctrico y electrónico para el desarrollo de proyectos energéticos solares, renovables, inversores, estructuras tales como paneles cargadores, reguladores, baterias y entre otros. Titularidad real. - constar expresamente Yo, el Notario, hago que he cumplido con la obligación que impone reglamento de identificación del titular real la Ley 10/2010, de 28 de abril, y su aprobado por RD 304/2014, de 5 de

04/2024 KAREL ExcLusivo F'AFIx DOCUuEñnos NoJéRiALEs * 4 tENG* I B3754539 mayo, cuyo resultado, según manifiesta, consta en acta autorizada por mi, el infrascrito Notario, el dia 8 de noviembre de 2022, número protocolo, la cual me exhibe, bajo su responsabilidad, no haberse 5 . 404 de declarando modificado por cuenta de mandato su contenido propia, y no impropio, y que la misma actúa de terceros, en virtud negocio fiduciario o del titular real, como tercera persona dist.inta beneficiaria última de las consecuencias económicas del negocio. SU LEGITIMACIÓN PARA ESTE ACTO RESULTA: ---- De su nombramiento y aceptación como Consejero Delegado con todas las facultades Administración de la entidad, en Consejo su reunión fecha 20 de diciembre de 2023, elevados delegables, por plazo de seis años, de los acuerdos adoptados por el de de a público el 10 de enero de 2024 er. escritura autorizada por mí, el infiascrito Notario, con

número 136 de protocolo, que **causó la inscripción 22ª**, copia autorizada de la cual he tenido a la vista.----------------------------

El Sr. **SORIA HERNÁNDEZ** asevera la vigencia del cargo, así como la plena capacidad jurídica de la mercantil por él representada, y asegura que no han variado los datos relativos al domicilio y al objeto social declarados.------

Yo, el Notario, juzgo suficientes las facultades que como Consejero Delegado, tiene el compareciente para el otorgamiento de la presente escritura de EMISIÓN DE OBLIGACIONES (art. 98 LEY 24/2001).-----------------------

II.- DON EDUARDO CALDERÓN SANTAOLALLA interviene en nombre y representación de la sociedad **"ENERFIP ESPAÑA, S.L.**, domiciliada en Madrid, C.P. 28036, calle Henri Dunant, 17.---

Constituida por tiempo indefinido, mediante escritura pública autorizada el día 23 de septiembre de 2022 por el Notario de Madrid Don Juan Aznar De la Haza, con el número 4.918 de protocolo, **inscrita** en el Registro Mercantil de Madrid, sección 8, hoja M-778808, inscripción 1ª.---

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Tiene C.I.F. número **B72542954 (en vigor)**.--

Objeto social.- El señor compareciente manifiesta que el objeto social es, entre otros, el siguiente: La prestación de servicios intragrupo en cualquier de las actividades que le son propias, incluyendo, pero sin limitarse a, dar apoyo en la identificación y estructuración de proyectos ligados a la transición energética para los que los desarrolladores o promotores requieran financiación y que cumplan los criterios para presentarse a través de la plataforma de financiación participativa y/o cualquiera de los vehículos de inversión del grupo.---------

SU LEGITIMACIÓN PARA ESTE ACTO RESULTA:----

De en su condición de **ADMINISTRADOR ÚNICO**, cargo que ostenta por **plazo indefinido** y para el cual fue designado en la propia escritura de constitución de la sociedad, teniendo por tanto el señor compareciente todas las facultades que la Ley y los Estatutos Sociales atribuyen a dicho cargo.--------------------------------------

Interviene para aceptar su nombramiento como representante de los futuros obligacionistas, comisario a los efectos de la legislación española, y **actuando** en su condición de representante de la masa o colectivo de obligacionistas.------------------------------

Manifiesta el citado representante la plena vigencia de su cargo y la subsistencia de la entidad a la que representa, sin que hayan variado las circunstancias de plena capacidad de la misma.-----------------------------------

Yo, el Notario, juzgo suficientes las facultades que como Administrador único, tiene el compareciente para el otorgamiento de la presente escritura de emisión de obligaciones (art. 98 LEY 24/2001).------------------------

Titularidad real.- Yo, el Notario, hago constar que el "titular real" de "ENERFIP ESPAÑA, S.L.", se identificó conforme previene la Ley 10/2010, de 28 de Abril, en el **Acta que autorizó el Notario de Madrid Don Juan Aznar De la Haza, el día 23 de septiembre de 2022, con**

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el número 4.919 de orden de su protocolo, y que el señor compareciente, según interviene, me asegura en vigor.-----------------------------

B.D.T.R.- Verificada por mí el Notario la BDTR notarial, hago constar que el contenido de la misma coincide con lo acreditado por el compareciente.---------------------------------

Manifiestan que no les consta que hayan variado los datos de identificación de las sociedades en relación con los consignados, resultantes de las escrituras mencionadas; y que sus cargos se hallan plenamente vigentes y para el ejercicio de los mismos tienen atribuidas la totalidad de facultades de representación y disposición establecidas legal y estatutariamente, sin limitación alguna.----

Constan sus circunstancias personales de sus manifestaciones; les identifico por sus reseñados documentos de identidad.------------

Los juzgo, según intervienen, con capacidad

legal para otorgar la presente ESCRITURA DE TURBO Notario, RELATIVA ENERGY, conforme A LA EMIsIóN DE OBLIGACIONES S.A., que redacto yo, el a minuta proporcionada por las entidades interesadas y, al efecto, ---------------- EXPONEN: I. - Que el objeto social de la Sociedad es ha quedado reseñado en la de esta escritura. -------------- - tal y como ya se ha hecho constar el que ya intervención II. - Que la Sociedad MILLONES SETECIENTOS CINCUENTA Y CUATRO tiene un capital social de DOS MIL DOSCIENTOS OCHENTA Y CINCO EUROS (C 2 . 754 . 285 ), representado por CINCUENTA Y CINCO MILLONES OCHENTA Y CINCO MIL SETECIENTAS ( 55 . 085 . 700 ) acciones con un valor nominal de CINCO CÉNTIMOS DE EURO ( 0 , 05 €), y numeradas correlativamente del l al 55 . 085 . 700 , ambas inclusive, totalmente suscritas y desembolsadas . III . - Que la Sociedad no tiene obligaciones en circulación distintas día de hoy a las que se IV siguiente. de las emitidas en el refiere el Expositivo IV. - Que la sociedad “TURBO ENERGY, S.A.”

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por su **Consejero Delegado**, en el presente acto, lleva a cabo una **emisión de obligaciones simples de la Sociedad con la previsión de suscripción incompleta determinando tanto las características como los términos y condiciones de la misma**.-----------------------------------

V.- Que los términos y condiciones de la emisión de las obligaciones constituyen el contrato de emisión entre emisor, el comisario o representante de la masa y los obligacionistas (en adelante, el "**Contrato de Emisión**"). El Contrato de Emisión en su versión a doble columna en castellano y en francés, cuyo contenido me consta, me es exhibido y queda unido a la presente como **Documento Unido Número 1**, formando parte integrante de la misma.--

VI.- Que la colocación de las obligaciones se llevará a cabo a través de la plataforma web habilitada al efecto por el proveedor de servicios de financiación participativa, "ENERFIP, S.A.S.", inscrita en el registro del Tribunal de Comercio de Montpellier bajo el número 804231546, entidad autorizada por la autoridad de mercados financieros francesa *Autorité des Marchés Financiers*, y listada por la Autoridad Europea de Valores y Mercados (AEVM) como proveedor europeo de servicios de financiación participativa para empresas con autorización para operar, entre otros países, en España, como consta en el registro de la página web de la AEVM, de acuerdo con lo previsto en el artículo 14 del Reglamento (UE) 2020/1503 de proveedores europeos de servicios de financiación participativa para empresas.--

VII.- Que la emisión de obligaciones se realiza por debajo de los umbrales establecidos para la emisión de folleto informativo, vid. art. 46 de Reglamento (UE) 2020/1503 y, por lo tanto, sin obligación de publicar folleto.----

VIII.- Que las obligaciones se emiten por sociedad Española en Francia, y que, por lo tanto y de acuerdo con el artículo 405 de la Ley de Sociedades de Capital, la ley española

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determinará la capacidad, el órgano competente y las condiciones de adopción del acuerdo de emisión, siendo la ley francesa la que regirá los derechos de los obligacionistas frente al emisor, sus formas de organización colectiva y el régimen del reembolso y amortización de las obligaciones.-----------------------------------

IX.- Que, por dicha razón, los derechos de los obligacionistas frente al emisor, su forma de organización colectiva y el régimen de reembolso y amortización de las obligaciones es el que viene recogido en el Contrato de Emisión y en los artículos L-228-38 y siguientes del Código de Comercio francés.-------------------

X.- Y que, en ejecución, cumplimiento y formalización de los referidos acuerdos, los señores comparecientes, según intervienen, a efectos de lo dispuesto en la Ley de Sociedades de Capital, en el Reglamento del Registro Mercantil y en las demás disposiciones concordantes,----------------------------------

------------ **DICEN Y OTORGAN**---------------

PRIMERO.- EMISIÓN.--------------------------

DON MARIANO SORIA HERNÁNDEZ, en la representación que ostenta de **"TURBO ENERGY, SOCIEDAD ANONIMA"**, procede a realizar una emisión de obligaciones con las características que se establecen a continuación y aquellas que se recogen en el Contrato de Emisión.---------

CARACTERÍSTICAS DE LA EMISIÓN: Se establecen como características y condiciones de la Emisión las contenidas en el Contrato de Emisión y que esencialmente son los siguientes.

EMISORA: La Sociedad será la emisora de las obligaciones.-----------------------------------

TRAMOS E IMPORTE: La Emisión puede llevarse a cabo en uno o varios tramos según los términos establecidos en el propio Contrato de Emisión. El importe máximo de la Emisión se ha fijado en **CINCO MILLONES DE EUROS (€ 5.000.000)**. De acuerdo con lo establecido en el Contrato de Emisión, el importe mínimo por cada tramo de la Emisión no será inferior a **QUINIENTOS MIL EUROS (€ 500.000)**, pudiendo el

01/ 2024 1B37T4534 Emisor decidir para el caso alcanzase éste en cada tramo: las suscripciones y que suscripción pagado por cada devuelto sin demora, quedando bien de que no se (i) anular el precio de abonado le sea especificado que los suscriptores no podrán reclamar indemnización alguna ; o bien (ii) limitar el importe del Tramo al Importe Recaudado y emitir las Obligaciones correspondientes, y pudiendo, asimismo, el Emisor y el Representante de la Masa, optar conjuntamente por la reducción del importe minimo en caso de que los distintos tramos no alcanzarar‹ impo : te máximo de la Emisión por una cantidad inferior al importe minimo . VALOR NOMINAL Y NÚMERO DE OBLIGACIONES: E1 valor nominal de las obligaciones queda establecido en diez euros ( 10 €) . El número de obligaciones final será el resultante de dividir el importe finalmente alcanzado entre el valor nominal de las obligaciones. El número máximo de obligaciones objeto de la emisión es de QUINIENTAS MIL (500.000). ------------------ TIPO DE E IsIóX Y PRESE AcIóN: Las obligaciones constituyen una serie única y estarán representadas por medio nominativos que se podrán emitir circulación en la fecha de emisión de los tramos a solicitud del de títulos y poner en de cada uno suscriptor, contemplándose la posibilidad de emitir títulos múltiples. PERIODO DE SUSCRI ció & &msEM&OLSO: Periodo de suscripción . Los periodos de suscripción de los distintos Tramos (“Período de Suscripción”) podrán abrirse a partir del séptimo dia desde la fecha de firma del Contrato de Emisión (la fecha efectiva de apertura se conocerá como la “Fecha de Apertura”) durante veinte (20) dias naturales a partir de la Fecha de Apertura de cada Tramo (la “Fecha Prevista de Cierre") . El emisor podrá abrir uno o más Tramos, consecutivos o no, para lo que llevará a cabo los trámites de comunicación a través página web de “ENERFIP de la S.A.S”,

04/ 2024 PAPEL _ \ ‹ ’ USVC *ARADOCUMENTOSMOTAF,lALES I B 3 Y 54533 ww . tr . cnerfrp . cu , de las respectivas Fechas de Apertura y Periodos de Suscripción . La suscripción formal de las obligaciones se llevará a cabo a medida que los inversores realicen el desembolso en los términos p evistos en la pagina web, según se refleja en el Contrato de Emisión . ---------------------- - Desembolso . Las obligaciones se desembolsarán por sus suscriptores en efectivo durante el periodo de suscripción de conformidad con lo previsto en el Contrato de Emisión . FECHA DE EMlszó DE LOS TÍTULOS : La fecha de emisión de las obligaciones emitidas en cada tramo será la fecha en que, una vez haya tenido lugar el cierre de cada tramo, el emisor proceda a otorgar el Acta de Cierre de dicho tramo ante Notario . La fecha de emisión de las obligaciones correspondientes al primer tramo servirá de referencia para el cálculo del plazo de la emisión y se conocerá, en adelante, como la **"Fecha de Emisión Tramo I"**.----------------

TIPO DE INTERÉS: Las Obligaciones de cada Tramo devengarán intereses diarios desde la fecha de emisión respectiva al tipo de **8,75 % anual**.---------------------------------------

El cálculo de los intereses, el periodo de devengo de los mismos y la forma de pago se recogen en el Contrato de Emisión.------------

AMORTIZACIÓN ORDINARIA: Semestralmente desde la Fecha de Emisión Tramo I se amortizará el cinco por ciento (5%) del valor original de los tramos emitidos en cada momento en las condiciones establecidas en el Contrato de Emisión. El vencimiento del resto de las Obligaciones, ya sean del primer Tramo, o de Tramos ulteriores, tendrá lugar a los treinta y seis (36) meses de la Fecha de Emisión Tramo I (**"Fecha de Vencimiento"**). Llegada la Fecha de Vencimiento, todas las obligaciones que no se hubieran adquirido, cancelado o amortizado con anterioridad se amortizarán por su principal.-

AMORTIZACIÓN ANTICIPADA VOLUNTARIA: La Sociedad podrá en todo momento amortizar de

04/ 2024 I B 3754532 forma anticipada la totalidad o parte be las obligaciones conforne a io dispuesto en el Contrato de Emisión, si bien se compromete a pagar una indemnización del uno y medio por ciento ( 1 , 5% ) del principal pendiente si el reembolso se produce durante el p : imer año del préstamo y del cero como cinco por riento 10 , 5% ) si el reembolso anticipado se produce a lo largo del resto óel plazo, salvo que asi se acuerde en caso de Emisión de Refinanciación según dicho concepto se define en el Contrato de Emisión . El representante de la masa o colectivo óe obligacionistas podrá amortizar de forma anticipada de la totalidad de las obligaciones en los términos establecidos en el Contrato de Emisión . GARANTÍAS DE LA EMIsló : Como garantía del cumplimiento de sus obligaciones, se establece por eí Emisor una cuenta de depósito en garantía ("Cuenta Escrow") en la entidad BANKINTER, S.A., por un importe inicial de cuatrocientos sesenta y ocho mil euros (468.000€), si bien esta cantidad podrá ser ajustada conforme a lo previsto en el Contrato de Emisión en función de la recaudación finalmente obtenida en los distintos tramos de la Emisión. Los términos que regulan esta cuenta de depósito en garantía se recogen en el Contrato de Depósito en Garantía que el Emisor y el Representante de la Masa elevan a público en unidad de acto con el presente Contrato de Emisión.-----------------------------------

LEY APLICABLE Y JURISDICCIÓN: La Ley española determinará la capacidad, el órgano competente y las condiciones de adopción del acuerdo de emisión, siendo la ley francesa la que regirá los derechos de los obligacionistas frente al emisor, sus formas de organización colectiva y su representación y el régimen del reembolso y amortización de las obligaciones. Las garantías se podrán ejecutar de acuerdo con sus propios términos y, en lo no previsto en las mismas, de acuerdo con el Contrato de

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Emisión y la presente escritura.---------------

INVERSORES A QUIENES SE DIRIGE LA EMISIÓN: Las Obligaciones serán colocadas entre aquellos inversores que, habiendo completado los procesos requeridos por el Proveedor de Servicios de Financiación Participativa en su página web, lleven a cabo la inversión confirmando su intención de suscribir las obligaciones.-----------------------------------

NOVACIONES MODIFICATIVAS: Las novaciones modificativas del Contrato de Emisión se llevarán a cabo conforme a lo dispuesto en éste.--

<u>SEGUNDO.- REPRESENTANTE DE LOS OBLIGACIONISTAS</u>.---------------------------------

Se nombra como representante de los obligacionistas a "ENERFIP ESPAÑA, S.L.", quién actuará en nombre de éstos a los efectos del otorgamiento de la presente escritura de emisión y de las correspondientes garantías, así como para la defensa de los intereses de los obligacionistas.-------------------------

El representante de los obligacionistas, denominado "comisario" exclusivamente a los efectos de la Ley española, está facultado para realizar todos los actos de gestión en nombre de la masa o colectivo de obligacionistas para defender los intereses comunes de los mismos, salvo que la asamblea general de obligacionistas decida lo contrario, ostentando cuantas facultades le otorgue la Ley francesa, la masa o colectivo de obligacionistas, la presente escritura y el Contrato de Emisión.--

El representante será, por lo tanto, (i) el órgano de relación entre la Sociedad y los obligacionistas y como tal, podrá informar a ésta de los acuerdos del sindicato o las actuaciones que realice en su nombre y requerir de la misma los informes que, a su juicio, o al de la asamblea de obligacionistas, interesen a éstos, (ii) podrá vigilar que el reembolso del nominal y el pago de los intereses se realiza de acuerdo a lo pactado, (iii) podrá ejecutar total o parcialmente las garantías, (iv) podrá

04/ 2824 I B 3754530 ejercitar en nombre de los obligacionistas las contra la sociedad administradores o quienes hubieran acciones que correspondam emisora, contra los liquidadores y contra qarantizado la emisión. “ENERFIP ESPANA, S.L.” acepta el cargo y la presente Emisión pudiendo delegar cuantas facultades le son propias como representante y sustituir su posición como tal en cualquier momento en “ENERFIP, S . A . S . ” sin necesidad de instrumento público . “ENERFIP ESPANA, S . L . ”, ostentará el cargo de representante de los obligacionistas hasta que se sustituya de acuerdo con el párrafo anterior o se realice un nuevo nombramiento de conformidaÕ con lo establecido en el Contrato de Emisión y legislación aplicable, al tiempo que manifiesta no afectarle r . inguna de las incompatibilidades legalmente establecidas para su ejercicio .

TERCERO.- SINDICATO DE OBLIGACIONISTAS.----

El sindicato de obligacionistas o masa de obligacionistas por su denominación francesa, quedará constituido de acuerdo con la normativa francesa, no siéndole de aplicación lo previsto en el Título XI de la Ley de Sociedades de Capital y los preceptos concordantes sino el régimen previsto en los artículos L-228-38 y siguientes del Código de Comercio francés.----

CUARTO.- INSCRIPCIÓN PARCIAL.--------------

Se hace constar que en el supuesto de que se solicite la inscripción de la presente escritura, si el Sr. Registrador invocase defectos que afecten a parte del título, se solicita expresamente la inscripción parcial del resto, conforme al artículo 63 del Reglamento del Registro Mercantil.------------

TRAMITACIÓN TELEMÁTICA.- La parte otorgante confiere mandato y en cuanto fuere preciso poder expreso al notario autorizante para que efectúe cuantos trámites fueren precisos para obtener la inscripción de la presente en el Registro Mercantil, así como para la liquidación de la misma cuando fuere necesario,

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según lo dispuesto en el artículo 112 de la ley 24/2001, de 27 de diciembre, de Medidas Fiscales, Administrativas y del Orden Social.-

La presentación telemática en el Registro Mercantil, quedará supeditada a la oportuna provisión de fondos, que deberá abonar el sujeto pasivo en el plazo de veinte días naturales siguientes al otorgamiento de la escritura. Caso de no hacerse efectiva la referida provisión de fondos en el indicado plazo, se considerará que el interesado tramitará y gestionará la presente por su cuenta y cargo, quedando eximido el citado Notario de toda responsabilidad por tal gestión.

------ **OTORGAMIENTO Y AUTORIZACIÓN**---------

Así lo otorga después de hacerle las reservas y advertencias legales, en especial sobre las obligaciones, derechos y advertencias contenidas en las siguientes leyes y reglamentos: PROTECCIÓN DE DATOS. ---------------------- - De conformidad con lo previsto en la normativa de Protección de Datos, se informa de que los datos personales de los intervinientes serán tratados por el Notario autorizante . La finalidad del tratamiento es la de ejercer las funciones propias óe la actividad notarial y su facturación . Los datos proporcionados se conservarán mientras se mantenga la relación con el interesado y no se solicite su supresión o durante los años necesarios para cumplir con las obligaciones legales . La base legal del tratamiento es el ejercicio de las funciones públicas notariales, lo que obliga a que los datos sean facilitados al Notario e impediría su intervención en caso contrario . Se realizarán las comunicaciones previstas en la Ley a las Administraciones Públicas y, en su caso, al Notario que suceda al actual en la plaza . Los intervinientes podrán ejercitar los derechos de acceso, rectificación, supresión, limitación del tratamiento, oposición o en su caso la

04/ 2024 I B 3754528 portabilidad de sus datos . Frente a cualquier vulneración de derechos, puede presentarse una reclamación ante la Agencia Española de Protección de Datos . Si se facilitan datos de personas distintas de los intervinientes, estos deberán haberles informado previamente de todo lo previsto en el articulo 14 del RGPD . El dato de contacto del delegado en protección de datos es : Aequus Abogados, S . L . con dirección sita en Valencia, Avenida Profesor López Piñero, r ƒ 4 , C - 3 , teléfono 96 . 373 . el . 95 y correo electrónico dpd@aequus.es . - - LIQUIDACIÓN EN PLAZO DE IMPUESTO. - La obligación del interesado de presentar este documento a liquidación dentro del término de un mes en la Oficina Competente ; y responsabilidades en caso de incumplimiento ; y en particular y a efectos fiscales, advierto de las obligaciones responsabilidades tributarias que incumben a las partes en su aspecto material, formal y sancionador, las consecuencias de toda índole que y de pueden derivar de las declaraciones o falsedades en documento público o mercantil, manifestándome que se dan por enterados y asumen íntegramente el contenido del presente . ------------------- - - - EXENCIÓN FISCAL. ----------------------- - Se solicita la aplicación a esta Escritura de las exenciones fiscales que sean procedentes y, en particular, del Impuesto del Valor Añadido y del Impuesto de Actos Jurídicos Documentados . ARANCELES . - Er cumplimiento con lo que dispone en la Disposición Adicional Tercera de la Ley 8 / 1 . 989 de 13 de Abril, hago constar que la cuenta de derechos arancelarios devengada por el presente otorgamiento, resultante de la aplicación de los números 2 , 4 , 5 , 6 7 del Arancel, según Real Decreto número 1 . 426 / 89 , de 17 de Noviembre, habiendo tomado como base de cálculo la declarada, asciende (sin incluir el IVA) a la cantidad de EUROS : 2 . 135 , 71 . -------- Leída esta escritura por el compareciente, por su elección, de acuerdo con

PAPEL EXCLUSIVO PARA DOCUMENTOS NOTARIALES

TIMBRE DEL ESTADO

04/2024

IB3754527

NOTARIA DE D. ALEJANDRO CERVERA TAULET - NIHIL PRIUS FIDE - VALENCIA

0,15 €

lo previsto en el artículo 193 del Reglamento Notarial, manifiesta quedar debidamente informado del contenido del presente instrumento público, el cual ha sido redactado en virtud de minuta exhibida a tal efecto, por lo que libremente presta su consentimiento, y ratificándolo firma conmigo, el Notario, de todo lo cual, DOY FE, así como de que el presente otorgamiento se adecua a la legalidad y a la voluntad debidamente informada del otorgante y de quedar extendido en quince folios del Timbre para documentos notariales, el presente y los anteriores en orden.- Siguen las firmas de los comparecientes. Signado: Alejandro Cervera Taulet.- Rubricados.- Está el sello de la Notaria.-----

DILIGENCIA DE INCORPORACIÓN Y DE COTEJO DEL INSTRUMENTO N.º 4743/24 ------------------------

Doy fe de haber realizado la íntegra incorporación de esta matriz al protocolo electrónico y de su concordancia con el protocolo en papel, con lo cual doy por concluida esta diligencia de cuyo contenido, así como de que queda extendida en el presente y único folio de papel timbrado notarial, DOY FE.--

DILIGENCIA DE DEPÓSITO DEL INSTRUMENTO N.º 4743/24--

Deposito con firma electrónica cualificada esta matriz en la sede electrónica del Consejo General del Notariado, que me devuelve el hash 16CC134A6A90D1E5057D57F75D8B3CA2 correspondiente a la matriz y el hash C4BFC51F8D5642920BC46AF0931DC98B correspondiente a los unidos, con lo cual doy por concluida esta Signado: Alejandro Cervera Taulet. -Rubricado y sellado.---------------------

diligencia de cuyo contenido, así como de que queda extendida en el presente y único folio de papel timbrado notarial, DOY FE. --

Signado: Alejandro Cervera Taulet. -Rubricado y sellado.-----------------------------

DILIGENCIA.- Para hacer constar que en el día de hoy, he obtenido justificantes de

04/ 2024 presentación de la Agencia Tributaria úe Valencia, al efecLo de acreditar dicho extremo, los cuales dejo protocolizados con la presente matriz . Del íntegro contenido de esta diligercia yG, el Notario, DOY FE . En Valenci a veintiocho dc agosto de dos mil veinricuatro . Signado : Alejandro Cervera Taulet . - DILIGENCIA . - Para hacer constar que el dia veintiocho de agosto de dos mil veinticuatro, juntc con el justificante de presentación de la Agencia Tributaria de Valencia, remite copia autorizada electrónica de esta escritura en forma telemática al citado Registro Mercantil . Del íntegro obtenido de esta diligencia, yo, el Notario, DOY FE . - Sionado : Alejandro Cervera Taulet . Rubricado y sellado . DILIGENCIA . - Para hacer constar que entre los dias 28 y 12 de agosto y septiembre de dos mil veinticuatro, recibo del Registro Mercantil de Valencia, notificación de Asiento de Presentación de la copia autorizada remitida telemáticamente, con el asiento número 9316 del diario 2024.-----------------------------------

Asimismo hago constar que el día doce de septiembre de dos mil veinticuatro, recibo del citado registro, Notificación de Inscripción Total de la que resulta que la misma ha sido inscrita en el **FOLIO ELECTRÓNICO, HOJA V-155858, INSCRIPCIÓN 25;** dichas notificaciones, recibidas por medios telemáticos, traslado en soporte papel y dejo unidas a esta matriz, para que formen parte integrante de la misma.------

Del íntegro contenido de la presente diligencia, yo, el Notario, DOY FE.-

Signado: Alejandro Cervera Taulet. -Rubricado y sellado.-------------------------------------

----------- SIGUEN DOCUMENTOS UNIDOS ----------

04/ 2024 Calle lsnbel la Católica, 8, oflclnas 3í1,. 5.1 -- Cfr tó004 - Valencia Inscrita en e) Registro Mercantil tte, Valencia Torno 9686, folio 48 hoja V - I SS.C58 N.I:F.: A - 98.569.619 I B3754525 ADYSRT ',NCIA l*sia einisi4n de obligaciones no, ha dado lugar; ni dará lugar, a la eJnboraoióu Pie rtir prospecto sirjeto a la aprnbocióo - de la Antena e.dra MarHés Fíuuuciorc. ’ln€mbulo *ficpb t dp psy IJMBRELliA Gt • ODAL ENERGY, S . n . ton adelantei el “ £ iruJio”), especializailo en el ‹Jesanollo, c nzriucciGn y op*raciGn ds pr‹iyectos dc • ›eneigi • rinovable, prioeipalm 5 nte de 8 enerotiótt solar ft›tovoIiaina e inoue . structnra fe ja skkilrica rdpidA para velifmilos eléctricos, asf como a lá adquisiai 6 n, distri . buridn y voniz dc material etecb 6 tifeo : yălictrieo Ji 4 rit e 1 desan - ol . lo dc proyeetos eaergdticos renov*bles . M Emisor es : ruta socieú¡ul cotiztida . en NUnAQ y por lo tauro sujef . s a las obl*gaciñne . s de transpwoncia propias ile dicho rrieicado : El 90 ,tt 9 P» dt : 1 capital social dcl ürriisor m tituloridn 6 de UMflRCL . II £ i ISO . ttAL PNEnCiN’, S . A . y el t'staots 9 ,è 1 W» es pmpieünt,' diI necionfiriado rúsiiltunte en cede moments . ET Emisor pretende obtener parte ¢ te tos reccrsus nyeesarios pam el ic›pulSo a su pJúc de iticernaci . nnaIizooiún y dts•i0t10dcp,nducNiquet4AtompeBa(eiademtc,e(”Proyemo“) #. travos del acuerdo de “Prestación de Servicios: Promtit‹ir', susmito el 20 de miiyo de 2024, entre el Emisor y VN21iFl P SAS., cx virtud fiel cual, el Emisor.‹rcomiémda « ENLRfiIP S.A.S., dirrctüiiicntc o a través ‹*e su ./sticürsal en Esparta, encomendAndole la tarea de ofrecer a los inversores la oporturtidail de suscribir las obligaciones sintyles (lés ”Ohtigécio»cs") mnitidas yur cl”Efnisur y.con1erciüiiz•xdas a trcvós de la plat«túnna de ttnanciacii›n ¡iarticipsttva qu e gestiona en su sitio *eti, disponible en x ••.• ƒ c ƒ JÜ!E - * I» " $ 4 giiiz Weir”, y a trnvés del . ‹icuer'do du “Prestec_ióri d*Servicios : Inversores” . suscrito et 20 de tnayo de 2024 entre e l Emi*or, EN . EltFlP S . «s . y ENKRFIP nSrANA, . ’I . I .. , en virtud del cual el Enñsor encomienda a I' . NüRrIi'SAS y ENERFiP ESPAhA, 3 . L . , una sc • rii : de servíeios estándar y adicionales relacionados con lo reprcseniac - ión de la iras . a d e ob 1 igacic»tistws y - obligaciones asoeiadtts . En e . ste cont‹ixto, la Sociedad emitirá Oblígacioncs simples d e . cortfolTnidad e : › : i les 3 érmínos y Condiciiincs que s e describen a continuación . flete ctticuinento representa e l central o d e cm imán (el "Coittrnto de k . m isión" o “Contento”) . La presentación d e un formulario de suscri}wión por parte d e sin iliversor . constituye la plena ncet›t . ación dc ioóas sus disposiciones . g t e « « e e «c » ey s e t e ++ t e s + c t +* s • » e» + + t » «c * + a cc+ + +* e c + e» +y + c a t * + a e » y a «e » » G s + + +«* s • + +y «

Préambule : TURBO FNERCi 1 ‘, S . A . (ci - aprùs, 10 « Socîêtt » ou i’‹i Ènietteué ») est une sociéiè du Jcroupe détenu e par UNI BHELLA GLOïtA k • EPlER€iY, S . A . (ci - aprèi, le « Groupé ») . spéciolistic dans le développement, In constn›cLion ct l'exploitatio a dü projets d*énergie $ 'enouvetabfes, prîncisalemeüt de productiÔi› pl . 1 oïcx'olta 1 “que et d’ittFrastructurcs do recharge rapide peur vétiictz)cs éîeciriques, ainsi Que dan s t'acquisiticn, . la distribution et la vente de matériel Electronique ci élecfrjqüñ p . oiir le ÖéveI 0 ppor ; ient de projet s d’énergie s renouvelables : L'Émetteur est une société cotée au NASDAQ et tst Jour souinîs aux . obÏiga . tions de tran é porc nce du N› \ SOAQ - lilips : i/wwu' . nusdaq . coiWmarkct - oetix'ity/stocksftu*b . U 61 ERELLA trLOBAL ENERGY, S . A . détient Sfi, 09 *i du capital social de l'Émetîeiir et les 9 , 9 l • â restianls sont dc'tenus par les actionnaires rñsu lt . ame ile tettitis â riutie . Par la convention de « Prestations de Service : Porteur da Projel »', signée le 20 mini * 0 ü ƒ 4 cuire l'Ëmetteor et ENËRFIP SAS, l'Èmolieur confii è ENÜRPlP S . A . S . le soin d'offrir aux îns'cstisscurs lu p 0 ssibilitù de souscrire aux obligations simples (tes « Öbtigalions ») .. ä, travers de la - jilatef rtye des finuncrwent pariicipatif qu’ellc • gère sur le site iniemci du groupu wsi o . vuvrfig . f,r le t‹ Site » öti « Site internet ri, ‹it par lt biais de l'itccord « PresÎo tions de Süiwices : Investisseur rs » conclu le . 20 tnai' 2 fi 24 entre 1 "Êmc • tt*ur, Nfi lt lil P SA S et ENERFIP ESI‘AÑA, S . L .. en vsriu dïiquel Ï"Êmetteur confie à ENERFIP SAS et iINfi,RFl P . ESPÂfiA, S L . tirie sêrie de . services standards et additiönnaÏs liés ‹a ti . représentation . dê . li Masse des Ob ligatairms : et des O . bligatiom qui y sont Associées . Dans ce cadre ; , les Ob . tigations . setoni : êinises par la Sociciü confonuimout aux Permis et Conditions dccriLs’ ci - aprés . Le pyésent document représente le combat d"érnission (‹t Conti : nt ri . ou ii . Contrat d • ériiission p) .. Lé soumission d'un fo› : ntulair ¢ dc souscription ç . aY . ùn in'vcstis/seur ¢ oiistitcte une accepbttion tctalc . d ¢ : tcùîcs ées JisposîtioMs .

04/2024 AMF f .4i¥fF p>pçç ExcLusivo Pago oocuuEwos ! 83754524 A \ claridad de mcs«ados fiaai.›c.icros. / <fv/‹» ble‘ r/cr 4*piwV d Amor tón Aofdq*ds?’ C*w 54mhcv *l %cwi uni»m »numrmdosent1 ütgnifiea el presento ctintrato de eitiislúii tle . Obl?gaciónes (incluidos sus apéndices, quo foriíian por i»tu» del mismo) . f n : r J • pra«t La : feclia en ls quo'iáda . Obi' oíóu será rteiiibolsada en su tóialidad . t Dúz!gtle II date á laqttHle chatfiió Úbfigofion JPf • ff lfffógf • d/eif H . f rc • fÑó#éfnrdA Fecfié {lofinida m el orifcuto ) t. / ”” igne la dale iel Fccbs de Áperttsra / Iznc //’P7 >ezrure cl artfcu(o JS que deNmiiná el feeñns de pago du ltis inleretcç según los intentos 24 Se rofi«ro a la fecka de apertura dci Periodo ci Suscri{›cióri . / Détíqne fu dnle j’pu •• ariuze de lu Périóde de Satiscziyií n . Kai como se defino en el artículo 311 .del CÓnlrato. * Comine *tTini d ao s l'articls S4 du Cor' a•.. 3

Tiene cl significado que se le da en el artículo 35 dcl Contrato,. Comme défini datos ñ f’ur/iefe 35 dii €“onlror Oeu‹ta bancaria / 6*7ze Jtcucoire Orsigno a Jr Sociedad ídentilJúada en el artículo l de este Contmto . J Düslffiie la soeíütú iih • nIifiée down l'artiofu 1 ‹tu Coiitx‹si runt isor o Soeieilitd / imeftettr cii Sueiére' Sc refiere al Gmpró . stitÓ objeto del presente Co»t 7 atc . incluidos todos sus Tramos : / Dc',si¿nc • I’ei›ipruni obII¿alau • e ,[msnm /*c› 5 /cl ‹ta yrdsenl £ ”aiiii - al ¿ Se rrfiere a uoa socie‹iad cnnsroladn directa o iüdirecsartierite en el sentido del articulo L . 233 - 3 del Código de . Comercio francés . / Déxíffiie une . iociü/ñ contr 5 lüc • dlrectetnciii cii iinfirecfeincar pm - una inter e ixt stens ‹?r /*z - tcJ‹* ú . 233 - J r/o ÚriJc de comunes - i - e . r'iiísi/ ruin Se métete a los Obligacionistas, y en su caso a ios tlnttarss de Óbligac . ori 0 s asimiliiblos de conformidad con el articulo L . 228 - 46 dcl Código de Comercio franca's, que si agrupan per ministerio de la ley pum defender sus intereses comunes en los condiciones e . stablecidas en el artículo 25 del Contmtn . / D iytie les Obli $ • ot zi 1 res : et le • ccis ácJiüunf fe 3 déie rt (‹ • urx ‹f‘nt›/ignrioio ‹te . viiiii/‹iñ/«r úriiJormúmeziiú f’uriicf‹' 1 .. z*JR - J 6 lu CoJe ‹ : Ie rr»wiicrcc¡ fui . rr›ni 'rrJrniipü s rf 0 ,Klein dr‹iit your lu Jüfensv • ‹fe f«itr . r iNJz i/ . v «omnnuts d‹tas lex i - rindilions fo : Re . s ñ l ‹in iclr z* 5 ily I n› \ s‹›rt¢ Rdcnud4¢to / ,1/c//n‹zzf Co//ec7d Tiene ül sip 1 iificii‹lo que se le da sii el artículo 15 de este Contrato . C . omitir déficit hans l'oriiol • l 3 dii (‹ ttirut . Importe I \ 'Iínimn / Wiirirn/iJ' Afíz‹/itizzrri 4

T#t1€W0 #edCdMCx$(8hiOúO30óNCo]bMo./ CammoJ8fn#dev£odJ•JOJvCOnro. fy0tifleacf6n de Retraso //Vezf cor/ózt #c 6e¥az# Se refiere el impacta que s¢ asg¢ca q t¢ alcastoe”eI Importe Recaudado de cada Tramo. / fifdzrgna” lo Obligaciones simples qoe emitirá la S«íedad y comercializan a uavés .de ía plataforma de! mFP. f D !ign ir obii#aiíon sí!npies ¥! +mnt d c fioaféfé W ó ‹:oñunerc r liser ein Jr ,pf‹zts/or - rzra dit Obltgaetónes / Óbttgatlona Se refiere al . çct 4 odo dcraote el mtal jos inúersoce 4 mencionados ión el artículo" 4 dcl Cóftfratd gaedm suscribir las Obligaciones y . al fidel del cuaÍ las Obligaciones a 9 a efcetJvtu enicetnitIi 1 as : figs/que la dir . iode duran!t la‹fiielta! lex iin'esf vicds á . f'ortfc/e J du Ce n trar peuüeitt xousmíre aun Designa a los titulares de Obligaciones. f f2úcijinu. fw .titutalrei les HhÍígatIaic. SO fefieíe A Üftetfíp, 5 o 0 ledfld pÓP aCG 4 ofle 8 , tlmpliflcadn con un capital de t 69 . 012 euros, inscrita en el Registro Mercantil de Moaipg)lter ¢ on el itúmeto 804 . 251 S 4 b . cuyo dotrikillo social se miuuentra en 6 rut de miguelone. 34 tio0 útOiiip•11lcr, y ctiyos contactos son los siguientes Dirección Gnwzl del SAS Enerfíp, 6 me de Maguelonn, 3J0O0 Montpellior (corren electrónico: •jtsiiye_y i 3 /. D ‹r xigne Enerfip. .wild gr arrioztr *impf@éa au ca vital de ldP 012 yu rzig, tmmatrieuléenu regiyu'«. du comar ca - ce et ‹frs socidrús zfe 3fozrprífi«r ¢wiiJ fe niimtirn 804 23/ SU, End /e sii•ge socio/ sr sútte cit 6 me de Mag ii elon••, 34 OOG Monipullíer, Cant ley cantante.cozrl les .trfvon/ec : fiírecr/on Sid dra/e de fe mlj Ene ‘p, 6 nte de H ‹i giteiane, 34000 yronlpellísr {emayl . - t r«'tir*:ri eaw;N_ y Plan de internacionalización y desarrollo de producto. / lntemationalisution ct ddveloppernenfi de pmduits Sc refiere n la eptidfid identificada en el artículo 25del Contrate cuyos datos de cocLtctn pueden encontrarse Af asse 04f2024 &PSL EXCLUSIVO PARA DOCUMEFíTOS NOIéf - IIALS6 I B3754523 5

ca «I onfcuTe 40 dcl Contîato. ./ Ddsîyne l'eniiid Ext el casa de una socicdad, sigt îfica su I - iIial ô Socicd•d ł 4atrî.z o crtuTquier ctra FiI.ia! d¢ su Sociedaü Sociedad A filiaJu / .' \ oc'ićfc I///ic*c Se refiere s cualquier sociedad que coiitrole a otra sociednd en el sentido del articuİu 1.. 2à3•3 del Códign ‹Id Comercio frøncës. Jës‘igne niu7v 4'r›rtü/ë girl 3 du Code c/e cnm/n¢*r¢:c‹. Še reíìcrc al mátodo de cźI«ulo de İas ponälizacionc por dèmora estahI«cido en eÎ aJź1uc1ö 34 del Gontrato. L.« fecha de cierrc ef¢c \ ivo del Pcrít›d‹i ‹lc fiuxcripCiótl. / pa d'øfü ‹/‹’ c/ófłfzc Plc /c f'Jrfo¢/u ‹:Ia .Suis‹ri¡›iičn. Fecha be Clerre / Orrøir ife ù: tøífecis Ta.I ci›ino se deft en ct artíctilu ß ‹l*l Contrato. I £:’omN u rí fini.dons”í’article # ‹lit Coñtrai, ‘fill como se detine en eI artículo ß' del C?ontrato. .'’ €.’ontnie lüfitii d en ts l’ut'tirl‹• P ‹in ¢“oute‹y. Francos siguienles / Frøøc/res Witfrtitıfcs 6

04/2024 PAPEL EXCLUSIVO PARA DOCUMENTOS NOTARIALES TURBO ENERGY, fi.A, con doinícilio social en Cetls Isabel la Católica, 8, oficinas 50.SI fila 46004 • Yalenci,e, inscrito en el Registro ñ4ercaniil do Váleacto al tomo 0666, líb› 8.58‘7, tólio 46, flojo V - U5,858 y n0tncro de idcntilicéción fiicol 98.565.619 (la "Sociedad" o el •Einlsor"). obligaciones por un importo mtxiinó de CINCO t4ILh ÓV ES OB I:UROS (5.000.000 ü) (él "Impone M$xlino") está . repiwentado por quini¢oto.s mil (S0ti.0001 obligoci»oes dt un iisporir uriiprio d; diez La E›lifslóii. podró Art \ Jízat‘sc ¢n. dl£«rvntes Üran \ os; colt. r¢¢audt \ e.iortcs o cotectcs. sepazades, según. Td Sc cor‹sidciarA c}uc la cbt ¢ cia d • cada Tec no . lts sido Alcanzada y a»scrifa no . t 6 sitb en cuanto ss olaaacc ei Mayo ¢ tel ItTiportc M(itit»d per Tcfunt› (segí›n este . 6 tnt! \ ›o se definu el› dl iirtfc‹itc t 3 ) ; si bien . <I ot›jetivo *ent «I establecido eo cadn . 1 ›n‹› (cl Los inversores con dcrr'?ho « Súacribir las f 3 bligaci‹›nes scrán aquellos qum dcsv ƒ en üpoynr cd Preyscto }’, üfibténdosc ó 0 do de alt‹t con›o invcrsotus an púi ; íra web dispci • íblc en w, s t› ‹ - i : crl gr cx (la “ 1 • $ gína iVeb"), suscriben lg Emisión a través de la I B3754522 runaO SNüftG Y, S . A, dont lo siéje sóciat est siíué Celle Isabel la 0 at 6 lica, 8 , oíicinas 5 fi, 5 I - CP 46004 - València, ínscr'itssu regiAtrs du oominerce do Volüncio au volume 0686, 1ivr¢ g.J89, folio 48, paj † e V•l55.848 A - et »u›néro d’identiÑcatio» flscala A - 18.569:6t0. (le Ln prèseriie émlssion d'Obligaiiotis esr rèalls 6 o pour un montant maximus ‹fe cir›q millions d'euros is 090 00 c C) (lo « Content Ntasimüni ›i) repiWent 6 par un maxiiiium de cjnq c . crit mille ( 500 : 000 ) tRIígations d'une valeiir nominals de di . x euros . (CIA) c 6 ocu . ric (‹ lRmlssto ti› ci - dessous - La collsiite de cheque manche cera répnt 6 u avoir éU rúalirde ct sóuscriie a \ • yc succüs dis que le paiefitçmt d . tt Mut kat miilitTt tito . par 'frnz \ çhc (tel que t*c t ¢ nzie est l'objcctif sera celtii fixú dans clinqtte ‘t‘tnnclie (1'« 1.a Emisión, y•i sea reiiliz«adn eii utit› c varios Trnmos, 1.“éinission, ert une on plusieiirs Tmiiclics, servirá se uiiliznra exclusivamente piira fin;itieiar e1 exclusivenxent it fioancrr le dévu*loppi:ment de Pr‹›j'et. 4.”/zz›wzrissczfrs Lus búnüticiaii'cs pouúant souscrirc les €7btigotions sciont des inse . stisseurs seuhaií . ent soutenir le Projet et 5 oi, aprüs s'etre enregistrés eri tant t¡u‘i+ivesiísseurs sur ir Site Internet xv›vx‹ . ,cncrfi (le ‹ Site »), soitscrtvent a 1 ’Éiii iss • ioii via le Site : 1 /a Em isiún sc realiza por el Emisor en Francia, 1 . 'Emission est* rëülisée par lo société éinettric - v • esiáiido, por lo tanto, sujeio a la norma de conflicto espagnole en 1 - rance et est donc - soumise à la rJgIe dc prii›ustn en cl artículo 405 de te Ley de Societiades conflit - de - lois prcvue ù l'article 505 L . 'iC, selon law ucłfc łc drott esppgno) dčlcni› in era (i) la capacitë, (ii) l'organe compét<nt et (iii) lbs conditions d'ndoption de la résolutiøn d'ümiss ion, ćt le déoit fraoeais rëgita (ìl les droíts des obiigatuires vis - õ - vis de l'éinetteur, (ìî) leurs formes d'organisation . collective ct (iii) le regime de renJboiir 6 ement et . d’amortissüme»c . des obligations - . Ice prësønt document, ainsi que ie regime juridique prévu aux article . s Ł . 228 - 38 ct ïuivants In Code dé Commerce fr‹ançcise, ïYgissent dõnc ț’ \ ) Ice droits des obligataires vis - à - vis de l'ćmeneur, (ii) leurs fonues d'orgnnisation collective ct (iii) lü tdgiine de rembotirsctncnt cl d'amortisseinent des obl ìgations . Le toxte petit étre consulté sur le lìen suivant : de Capital (LSC) . seșún la cuff la l ey mpenola deierininarä (i) la capaeidad, (ii) . el òrgsno competence y (iîi) las condìciones de Odopcìón del acuc - rdo de crnisîön, y Îa f lee regirà (i) los derechÒs de los obligacionistas îiente at enusor, (it) sus lorrøas de organîz ciòn colccii› . i y (iíi) el régimen del mcmbolso y amort,ízación de Iss obligaciöne . ‹ . El pfescnte doctimcn • ••• i • ntaInente c‹in el régimeti feel pțevisto en las artłculos 1 .. 22 it - 38 y siguiëntes dü 1 Códìgo de C 0 mercio francts regir 3 n, por lo tanto (i) los derethos dc los ebliğacioiiistm frerit‹i al ctnlsor, (ii) sus fonnas de or¡ ; sriizaciön colcctiva y (iiï) el rc'gimen del reeinbolso y amortizacisn d« las obłigacinites . Eİ texto puedõ encòptrarse en el siguienie enlace : 11 est convcnu d'ćinettre des obligaiiõns dimples rnprćsentées par Yes tìtrcs tiömiqatifs non admis à . lä néguciation sur un inarché règleinoot+ on stir tin système multilateral do tiigoeiation . qui peuvent ütre éftiİses sous forme de titres multiples . Se ûruerda fy om›sińn th“ obligaciones sitiipTos reprúšentadas par íftulõs ncmiîiativos . nd tidmitidos a nego ¢ iacìón m . cń łllerćado . rcgulado t› en”un sistc . m‹ï multilateral dc nogocia»iba, gu« podrãn ct»ìtit' . e . come . tlNlos mûttiples . L!ćinissàon est rèti 1 ísc'e on dessous des senile fi . sćs pour l'émission d'tin prospects*, víd . Art .. 46 . dti rùglcment (lJfi) 2020 / 1503 relatit’ attn prestntaires eiiropiicns de . services de linonc 4 mcrit pãrticipdflf nuX entreprises : La Einisión se realize sin oblïgación ‹le emisión de follato iiitotniaiivo, vid..Art. 46 de Rc¡;laincnio (Uh) *020/1503 relati.ve a los provüedorês etiröpeos cÏe seĞ’icios da Łìncncíacián participati.va part Le placement . sari cíTecłué sur le Site lntcniot ‹lê Rnerfip, socićtć par actioi›s simplifičè au . cépital dù 169 .. Al I 2 , 00 cures i . mmatri ¢ ufćc au . ńegistre du CclnmercC ct dcs išociëfćs de Montye)lior scus Ic nitnlćro 8 fi 4 23 I fi 16 doat lc síčg« sccial se situe a \ t G Ku e Maguclone, 34 000 ’fi • 1 oatțiellier et uriîquemcnt par cłlc, lcqučllr qui . ave« Ic łtcprčșentaltt de la Masie, n ćtć nlaJidatćc par I”Émettevi nfin d'assurer lit collects et [« sui • - i cies bulletins etc souscr‹ption rcçus sur Ic Sito Internet . Equality en lc Prcstntaire 2 uropéoii de . Services do l'inancenient Paiaicipatif merfip (PSl'I'), agifée par l'›tutoritć dc M«rchvs FiitaJ›cicrs (AMF), et inherit ou rcgistte nfłicicl dos PSFP europćens de l'AUțcritó etiropćsnne dus msrchćs financiers 1 . a oferta se reiilizø a travJs de la platøforma web de Eneríip . S .. fi . S . , . scciedad anfininia simplificada li - ancesa cori in cúpita 1 . dö 169 . 012 , 00 euros iøscriia en el Regiitio Mercaniìl de btontpeltier con cl númeió 804 231 546 , tuyo döinicilíö social . se encuenîra en cl 6 ßu« M»guelone, 31 000 MontȚ cl)ier,}’ solatnetzte par «Ila, qus conjuntcmentc cor› el Retii»s+ntaizte dc la Masa (tal }’ canto sc dcfitïc en . ol apurtado 25 ), loo recibido el mondatr› del En›i«or cle re«ogcr y aupervisar los fornlcllarl ¢ ïs da suscripción recibidos on la Pági›ts \ V«h . Etlerfip cs el Preslodor do ScrVicios de Pinanciocifìo f'artîcipatíva ( . PSFP), nuiorizædo por la auteridatl n‹tcìonal de iTt«r . cądos de valores fiance' . ›t - 1 tit‹›i ill' fiÍe Mui • ‹ :: lir . fi Fino/ «icr . ę (AMP'‘), e ins ¢ ritn en 9 l 8

( www.esma.eiiropa. en) wee lii copaciié de rocmir dts sen'ícü,s en i - sp:win e. registro ortc tal de PSFP europeos de lz Autoridad ñoypee de Valores y ívlcrcados Frunció t . ’Fmíssien ionsiaie ert une offrc de iitros ét d'i • istiument's fíiianciérs éligibles su finanecnient pcnicíp*uif proposae'par un pa . st#iaífe de setvices de firtañceircnt ponicipaiif an : sens : de l'artici c L . 411 - 2 2 º d* eode inonüt . tire at - fiitan ier :. 1 .: s . Emi . sión coiisisle on iina ofertn de valores c instyuinenttis filianvieco . s atiinil : iJos a efectos ble fiiionciacifiii participal . vn prt›puesto p‹ir wi pl‘esiador ‹le een'icios de financiaeió» participativ’ . i da coiifonnidad ton lo dispuesto en el arilculo L . 41 i - 2 . 2 º del Código Monetario y fiinanc lero frnncis . 11 s'agit d'tiiic offre de l tires fiitanciet sous fprm e de titres dc créance, . à l'exûlusiön des billets à ordrè ct des bono d e cctsse, qui no scnt paz adttns aux n 5 iütion . s stir ún tnorçltó régletnmtú ”ou úii systéitit muIfi)«terttl de nfi 5 eciatiG i ü! : ¡lii out próp 0 iéS trar 1 ifiicrmd‹lioii 0 iJ d4upztaatdiradtserWtcsde’l/nnncunmntpaütcipoüf pteststaiins ctiro@ens de serv.ice• .de íínaueeinint P tJniit le'montaiit toi:ii b“ trata de una õferta de i’Rlores tinant:reinos v•n iorinn úu instrumentos de• deuda, c.xéliiidos los pagnrés y ms ohligaciones de ahirro, que no estàn admitidos a n ociu en un mercado aia \ odo o en u» sistema multilateral de negociación y que se ofrecer a lra'rús dr Ja iiJterfnedincidtl de un provee‹Jor de servicios de p«rtici tivp (Parr i rnediap,te un sitit›. w'c1i qtie refitia las c‹úroc1crlsticas del ltsgJornen.to (UE) 2020fl'503 dcl:1'srTainento y dei Cionsejo, de 7 de octubre de 2 . P 2 t 3 , iálatlio : t los proveoderss europnos A* servicios de finauc tac lc›n participativo pata los amyir s s ; cuyo importe t o'a nu S SII{ CL me oííle sont (nfoCm4s que offie ce donrie pas“l›eu ú sin prospectos sounfis ú l*appioüation deYAivJÜ. Ue .conf1t'n idad .con ci antcut¢ 2J I - 3 clem n con1vinplr.ü en el iirticulo i.. 411 - 2 clet Código lelo:temario y I - inauciero f:•ancüs.. informará e los inverso•e:: que p*riicipun ‹ni dich.i oferta dei cine ésta n • ** •s•• • uri f0lleto süjeto a ía aprobación dü lá AlVtr. ú - No zi tbtaniíeniit de un oitdi?‹ir r/e ciiriirei piirs ver{J?ciír fos neiiv•os 3› pasiyny Cpntr«c r•ier \ t Ltd t”c›T \ glies,. .i*Ü’mettettr ‹J09ig»«ra et ‹vaintiondra c‹s fo»ction un auüitüur i›1déjscnttan‹ fY 1.'licure ‹resuelto, l'dtiict‹ctir nominti ‹ieux uuditetirs En Ésgügtiü : DfJ1.Ot”t11ü, S.L. Attr Estiits - Uní.s d*Ar:teri que. TAA G, LLP. Contrato its se hayan satisfecho, el Eiiiisor npnibrar*a y mantendrá al iititnbraniiento de on auditor En la eütunlidixd, et 1. - tti is+ir citcnt.i con dos Auditores ioniliriido*’ En Espana: DEL TlTTr, S.L. 2n Estados 1 *nidos de Airié•rits: ’l'z \ A D, 04f2024 E N I B3754521

I.'Omission est atilorisće par la signature ‹ici prćscnt Ccntzat par Îe üirecîcur géûčral de f'Ëmeceur contorinć ment ß l'artîcle 4ğd LSC, La Emisión es autorizoda en mete acto, mediante la fimia del presence Contraio por e 1 . Consejero Delegado del Emísor, dø confõrmidad con c l artículo 406 LSC . g. rra**eùo•t Jc/'fimnsn'›n 8. Triihliis de lø F.snísiilit Los Oblicatio»s seront ćn›isc 5 • E \ une : seu)e sèrie . 1 .; a collects peut Ctre riatisée en øne on płux - retire traøclies (les « Trenches ») pouvant . atieiridre on tot . if conjoint dc cinq cent miIle ( 500 ó 00 ) Obliğütioòs . I.a pr<inière traiiche éiñise sera déiiommëe « Tranche I », lbs autrcs trenches de l‘émis*ion siront/dénommćes « Trenches suivuutes » . La s Obligai:ińncs se emiiÎršn .en crita {ł j soia serie de Obïïgacioncs. La Emisión podrà lleyaïse a «aha eh unc a varius t tisor (los ‘ 2 ramos*’) que podrtn . alcat zar ccnj \ ititan uiila 'Ïa ca . nt : idact total de łiasL QUINIENTAS MIL ( 500 . 0 tïö) Obligncioncs . El primer ttnmo enJiído se denomiltarfi "Tramo 1 ”, e I res«› de los eamos de la Bmisióø . se denominarán "Trernos Siguiei : tns" . L" t . nieitt!ur . aura le druit tl'ćiuettre, saris let eónsrntomcnt dc lä Masse, d’autes i›bligaiions pssiinițablés ‹aux 0 blig,atiöns, . nićine si elles sont Obligations confident des . droils . suhsuintigİletnent sirøiloìres é tons égards à eeiix des : Obİigûiiöäs (air á tous ügur‹ 1 s seuf, lv cas cchčain . : lo p*i›t d'ëmissioii ct lc premier paiomerit d'iùtérèts y aff'irents) o*t que les times de res öbligøtions prévuien‹ Until tche assimilation auż Obligations . Al faisor trncm.R derecho n em itir, sin el cOnsen‹ìinîento do ,tõș Õbfigactcoistas, ate obligacione.› asimilabïcș ît*Jas.Óblìgaciöncs siemçre quedichss ‹›hliyaci‹»cs.corth”oan dčteehos:iddnticès . en todos los arpectos ä . Clos de las Ohïigaciones (c «n tòdos 1 os”aspects›‘ ëxccptö+ en su c so ; én at pmcio de nii : siùn y e 1 . plázo pordel'prirncr pł¡go tłé inteîenes de los . mismos) . y quc • los ttrtriinos de . dìchas obligacìoncs preVoøn diclin asimilación con los Obllgøcioîies . Dans ée cas, let porteørs Yes obligatioris äsșim iłatiles eț lms Obliaaiaircs seroni regròupé 4 i : n u 9 e wrasse unique confomićment : ò l'orticle L .. 228 - 46 du . , . Code de comńiërćc . Le . 1 rńSùrenc ¢ s! ßux Obligations' dans lcs pr+seittc» inclucnt toutss 1 ss «siires ?b . ligations Minis . es en \ ’cîtu c’ . u prčs«nt' . set . čte et ãssimilabłes aux . OhligcHons . A touics rtns utiiss, il estprčcisć que Ics obligations dcs Tranrhes suivy»tes sotJt ńssimilćcs à l'ćmissir›ii dos Obłiğałions d e )n ’ £ miiclte l . in çsțç caso, los titularcs dc Iãs Obligaciones asin'ilables y"l’os Obligoćíònistas se agrüparàn en nut tinica Masa dc eonformidad con cl Artłculo L . 22 fi - 4 Ó del Código de Cøitietcio francs . s . Las referøncios en Al presanțe docunioNo a las Obligacioneś incluyon cualesquiore otcas pbligaciones emitidns dc ccnformidad con este nrllculo y asiniílables e las Ob iigacioiios . A : todos los efectos, se especitica 9 ae las o . błigacioncs dë los Trainos Siguientes : se asimilan a le einis . ión ‹le : Oblige . cïones dcl Tramo . I ncflnanciaciòn nn Otttre, 1 ' ettetir n’hÜrd pdfi besoílt d’«utOrİsaİÏori prtnlable de la Masse pour proc • dcr t une . noitvclle ćiriission de oblig : itions ayant poiir fioalìtć le rembourscmetzt de la deltc gc*pčt - be par la' yrësünłc Éo›íssien (ci - aprćs « 1 *Ćm . issioń . ćlč ßùfinancentef›t ’») ot› ù d“autrer ùmi . ssions ultčricurcs dans In mesu . ro où, De ígual manmra . «Ï E \ nisor nc requcrîr • t autcriŸacióiJ prévía de (a . Mass yara roałizar u . ia it \ ›eva en i»iói› ¢ le obligocioncs cuyo ebjctö sea cl rcpngo dë In denda ',cnerada por la prescribe Einisión, (en sdcJanie . 1 s "Emtsíón d e Refinanclación") o otras einisiones ¡›cst<riores en la medida en que, en ambcs c‹ \ sos, clìc) 7 a etnisión no . esté garantixada con un active ›”eaİ 10 dans les . úcux cas, cette érnission ii'cst pas jarantìc • par une sürøtfi rc'c'llü e‹ que le keprésenlant de la N'lnssv • agii elï tznt qtie rcprèseirtunt üe la masse ou qu'e 11 e est rćsliséc par l'intcrtuüdioire de la PS“FP . y acttie con›o rcprcseniiiníc de la. masa ü1 Rețirrsentrıte de la Musa o se Ileven n càbó a try ve's del PSFP. .Les Obligations seiont üi 1iye,x au pair, soit un prix de scuscriplioli čgal ń dlx euros (J 0 E) par Obțígaticn. Las Obligaci.›1es se ci» ílirái a la par, es decir, ü. ttn pr¢cio de s«scrìpción ișHał a diez euro.s (10 t) (›or Gbliga.ión. TrnnChes (la « éé rioJe de SüusceìptGon ») peui itre ouveri ú partir ttu scptitnlc jt›ul' . suìvaut la tl : tte ‹le si¡inøtilre dti present rontmt . (la date effective il'ouverture se m ap}›eIée . ia t‹ Data d’Ou • ’crl ure ») pend¡irif vingt (20)jours calcndeìrrs suivants ù la . I*iiie ct’otiv«rturs de . chaquç ”I”r*inchc (lc « Tcrnie .. dc )a " ‘ 1 . 'Ëmetteur peui : ouvÜr wit cm plusieuis a‘ranches, eonsècuiïVes on non, ‹a . cet c flit, ił . . eJÍect usr : ! lés plan : údurcs de erimrriunicátion sur le site tiitemet . des respüctivTs Dotes d’tu . verturc eİ Pčriodes 5 s s ripiion La Péiiode de Souscription . çt le ’l'errñć de lă Co 1 ieetc • de Ghaque "l'rartehe priivent ôtre prulongéœs . ji . squ'à tin in it . s iiliuin de qüarini lc t 40 ) jours cnlendii 1 - es supplćinenlaiies put dćcision . Ôe l'Ëiiiitłeiif . La l’ćri*i 0 c de SouScription pourra étre clótiirëe par ant!eípation paé öćcisíon vłe 1 ’ . Émetteui, s‘il consiatc - ‹y e . fe Qbjeotií dc la C*olíecțc dc clzağue Traachü « ćtü int grsțcrńcnt . souscrit avooc Îe 'Fernie : de ia CoÎ 1 octc . Le înortiełit effewtif de la clúitire, que ce sort de mnnìérc attêiutei scra d 2 siø • nč coiirne la « . i 3 aie de Clßture ›i d e cliaque Txanche t,' iocłieur, conjointeinent avec fnerfíp et eta consideration tłe la « Conventiuti Je Servicc • s mix ltivestisseurs › : ' conclue enlre em, c‹›rnrfienccra le Otivrî - ou iriett!æ ¡i jeur, se 1 on le car, le li . mc rogistre dev rit›!i¡țulaires ; "PCrfodo dc Siiscrlpelöri”) todrixl nbrirse a pcnrİ íć del scpiimo dfe desde la fëcha He fiiiun ‹let presence Cuntraio {In lochs cíïütive de opertum . se conocerń coiiiö la ” . Feche de Aperture") duranie veinte . (20) dïus nòłurales a psriir de la Üecha de Aprrtura de cada ’ł”i ii õ Ïla ”Fccłia P rovista dc tîfer re") . Al iimisor podtú abrir two t› . mźo ’frames, conseCutivos ü iioi parti . ki que lles'aní“ ia cabo ios trúltitț de . cemuiiicnción tu tìúvčs de la Págiuu \ Vćb de los respsetivas F‘eelis . s de ApeÎturia y Perfodùs d‹i Suscrípeíön . el P rłodo de Sitscripción y la Fecii2 Éüvi5in ¡îO term qc cuda I ran›o pu « prrzngæ - fiasta un rńïtxitnc clc cunrcn(ą (40j ćłi1e nüiur,steś adieions]üs por dcčisźon unfl»itral dcl E»iscr . El Periodo 3 ç SuSçrîpCitân pGdrú cej’r*arse dc forinii antìcìpada por i 4 ü‹ - . isfón uniłatern[ del ficii : sor Psi e I Oòjetî . ve de la Celeeta de c : ida J‘r . no ha sido . pagndo d •• finitivainente y er en totalidad writes de in l"eoii a l'rcx rem Je tierre . L a fecha ğø ciørm ct ctiítù del PeríuiJo de üuscripciön es la "Fecha de Cierre” . El Einisor ; conjilrrtamentc con ünc • rfip y en Servicios : Iriverst›rüs”, suscrîtti entre ambos ; de 1 ›eríí iniciar el prøcoso inn 4 cdiataniente a partir de ia Ëecliii ate C'ien ƒ c dr cadú Ï ramo para, en sts Gasõf cmitir Inc títüłus; abrir a ñctualizar, scgún soa eJ ca.so, cl lîbro repistro de obl ìgaciunistas; firrrnir actíi iiotariaÍ de c:erre tie eadii Triunr› ante notario (eI "Acta de Cierre"); y pttsontavl en ę) kęgisiro MeFœnGt p.v:i 04f2O24 I B 3754520

Sii;ner lc procts - vcrt›al dc clòltire devant un notøire (le ț‹ f•recès - verbal de Chiure.») Et 1s depösèï au Régistîe dîi Commerce pour enreyJsfremenr. La data dë sigìiature du Procès - verbal de Clôture sera la date d'érnission de la Tranche respective, la : date d'émission de la prciriiùre Tranche sera ci - apits den on›niüc eel c 1 - après/ dćnommćč la « Date ó’ . ĆtnIssÏott ƒ f’raa*ke î • , et rt • 'tertnì«era Ïc calertdrier, coïïi : me prévü c . í 4 essous . La flchs dc otorgamientc del Acta nolariaÏ de Cirrre de cads Tramo serú la fecho de emisíõn del Tramo rc • spectivo (la “Feihø d e Euiisiún"), la fecha €e emisihn dëł primer Trzmo se conocerá en adclanre como 1 s “Fechn de Emisióu Traino I", y ser‹a la que msrque el calendario de pagos . 12. 5user pcídtt y destmbolso SOttSCfiiŞtlOD* I . os lnVeslissems puurronï suuscrirø fi púrtif d'Une (I) obligation jusqu’à la ! in rite des Obligations i‘estønis å souscrirc . I . os inversores puéden suscribir desde una (ł) Obligacióii hails el llmítc dc Obligaciones düponible . s . 1.’exercî‹ie du drait de snuscripiion sera eonstaté.par la reriîise d'un Inllețjii. de siiuscri j›iinn .ati iours de 1:w Fć.riodo. ûe Soiiscription. tie bilİletiii òe souscrïptioi des'rn étm: Fcçu, ati.plus tard in Terme ƒ de.la Collects; per le prcstai;iira .de swvices de iìnanceriient et .tinii;ueníent.par.eìle; laqucłle bênéficie Ïe Sn›vi dčø hułi«tins de. sousci'ipt ion reç.us sur te siia i»tarott. dispooib1c.è ł”adrësše w ÿe żù Țu. El ejercicio dcl ticreeho de suscripción se acrødit.srà uied. iunte la presënlsciöii de tiri forinulario de suscripcÎdn durznİe el Periodo de Suseripcitfiti. El fotmutørio de suscripciön døberiì ser recibido, conio iardc: en la. F«cł \ a de Cierrc, por el l'SFP iinicaisiente por ćl, quć ha rccibido del Fwisor el :riiaødalo ‹le reccger y sipervisur los formulnrios de suscripción recibidos en el sitío web dispotiible en Let . buİİełins dé . sauscription fäisani . et • at . d'une sotiscriptìon d'iiii noiïi £ à'e d'Ôbliğalions lél qua lc • moW an t dh 'a 1 ’ Ë . iucticut en titre de let libération est infúrieur fi tieux mllle cinq eenis mlros ( 2 500 £ ) pourront valoblcmont'ćtro sigrit s par tin double tlie do validation . Leś bulletins faisani état d'unc souscript ion d’un oombre d’Ó blIgatIõn • tail que lc • inontuiil dil ù l'Émcttctir an titre dc lv lİbdratioii est supchieur à òiux . milfe ciñq cents . úuroș ( 2 5 f 10 C) deéroiit étre soit signës par yoie êlectronique, soiC . imprimés, scjtnnčs ct tćlóchaîgćs par les lavestissettrs ut adrcssës au PSFP ; xoit sigńćs ä l'aičle d"ui› prestś‹aire dc sigri»ture ćlćclronique agr 4 è : î . e PSFP dresie ta liste . F \ nalë . des so \ tscriptcurs it l'adressc ‹ 1 l'Ln 1 «tte‹lr pour I“ inscriptton dc cc«x - ci m s«s Iivr ¢ s . Los . formułarios dc suscripción que indie icø nut suscripción dc un númćro do Oblii ; acionss t‹al qtie el imports debido al Eiriisor en concepts de'pago seïí n'lcrlòi a ü os mil qulutentos euros ( 2 . 50 t £ ) podiW l'riuai sc vfilid 8 mente heciéndo dobls cite . Los formulnrios que itidiqucn una suscripeíón de Its uúø cro de Oblígncíones rat que e 1 ïmporte adøudado at Emisor en concepto dø p ; ıgo sea superìor a dos mil quinieiitos euros ( 2 . 5 tl 0 tJ dcberän stt fø - mad‹is c 1 ç • ctrönifianioiito, ímpresos, escaneados y' do • scargados por los . lnversores y cnviados al PSFP, o fim›ndos tț \ ilix - indt› ùn Pro›’ccdor de servicios de fiima electróoica . autorízado . El PSf ƒ 0 elaboraríí la lista definitlva de suscriptures y la remitirú ał Emísur para en registro en sus iibros . Lìbérat ion Les CI 1 ications seront libćcćes intigralement lore de la souscripti/oo per versement en nuinéraire stir uli coinpte ouvert par le PSFP øu noni de l’Énietteur dane lcs livres du psrtenairo bancßitu du PSAP, seton la procé‹lure de paíement ucce : ssible súr le site inteniet dîsponìble ù l’Adres 3 e 1 v \ źN eJ 1 i'rfir› btt . Leo ¥ • escments pottrmnt Ctre rćalisès äo choi* : dcs inve 5 tisseur> par cane Las OhJijz/tcioncs se dusen›boIsaïái \ fi tegrairłente e« el momcmu Jc la suscripcìón mcdicntc psgo en cf¢clìvc› en una cucntx abi«rtii per el PSFP n nomhre del Emìsor sn I.as Iihrne ‹lm. sociq bancorïo del PSFP, de coitfortnìdad cõ›t cl proccdinzí«nto Je pagt› aücùsîble c'n cl sitio web dispcnihle e/› ' :’ \ ›.ct \ . LÚs [›a¿us ț›‹1drán r¢ttlizatse 12

bøncaire, par vircinent boncaîre, vírement PEA - PME öu pàr ir ; țnsfćrt à partir dev . ¡fortes mönnaies élec . trorii 9 ues s 8 ríölids aux ínvestisseúrs jar ” le prestøtairc de . monnaie ëlcctrnniqne du PSFP : Pnr excepțioi ț oe quî pnicède, İce versctnents inf‹irieurs 6 äeux cents etitns ( 20 a . €) som obligaíoirement libèrts pać :. carte : baneairr, ct lcs versemc • nts supèrieum ã deux niìllø cčtq cents ectros ( 2 . 500 E) sont oblig«toirømmnt libü rèà par vlremeøt bancøhz . mediante ærjcta bancafìa, tmasferencia bancarià, trdnsferencia PfA - PME o medinnte cansfétencia ulilizøndo los moned 9 rus electrónicos nsignadñs a los inversores por el proveedor de ditiero electrónico del ł SFP : Mono cxcepción a lo anterior, løs pagös inkriores a . doscicntos etiros . ( 200 . E} dêberãn realizarsc mcdiente taijcta baitcaria, y Nos ğagos sup 2 ńorcs a dos mil quinientos turos . { 2 . 300 €} dobttäri realizsne . incdianteirønsfcrciicin boncaria . Si le moctant total coïlcctč g l'issue de is Période 5 e Soúscriptjón Up « Moatant Cułltctč » est i»fśrieür ś CłÏ' 4 Č ËËNT Mfl . ËÜ 1 OS (fi 00 . 000 Ê) (la « i \ 4 anfant . Mtntattim » . ) ; f'Éńtcauar puurra . au choix - I - Õëc 1 . dúrqU : e İN souscriptiofi 5 . seront nttnittéés at lc prix iJe . souscriptiurt . rčgfč . per cfiaqco soasüripteïrr sera tsstíñič” audit soHscrtpteńr săńs délfti, ófaiit . prëcis 8 que Yes śotisčrfptćucs .indemíiisntloii, be qúsliJue nature - que ce soit, 2 - Odčlder de Iiîtttt ¢ r - Ic niOntae/E . dd l'ûmisś öù yu MoñØat Celtic› . é et čmeuze . Iës õbț tä • ‹! ••• •• ricspondantcś . łč”bfais”des diffćrchtss Tńuiche5, ún montßiit inÿčrlčur Reprëseiitaiit .de Ï .bIassc. peut caceepter d'ajusier le plc Md«r aa 1 ancetøcnt”ds čctte”í 4 st} Tmnclîeís) . < 1 nś 1 @tońsation de ”la Massc s'ił” considčre raisottcabletnoi›t : ,que +śt 5 ans . la itteilleur it›tż . bit du Si el impoJe łotsł rcc«udadc .en cada .Tramo ícl Emisor pcdrń, zi eu ełemión: 1 - Gecidïr qtiu . śe anuí ¢ c Ins .. suscńpćioñëș y que . čl ț›n' . cio dc »uscrij›ciùn p 0 gedc par cada • boaado le set d ¢ vuelto sin dem . am, quedmdc eśpecïficado . que los šłiscripto ss zło podrán . reclaciar îndemaizacióci algań 2 • DtCidir lìmiuir al impórto del Tramó . Ål lmperte Rccaadsdo t cmitir tae Óblíğeciončs : côcmspótïdicńïes‹” C4ecéo, oas habcr Ilavado a cabo lx cmisiăa de ObłigactorÎe8 « trav¢y. de Ió dist›ntos Trna xs,. ‹țztcdarc pmdienłe de łe«audar una catttìdad iîi/Ferior of lmpone .Mfniino, eț 2mis0r podrä sqtićiÍar' ol dicho canüdad . etc eüyo casø • l inipotiø ivttnimo : dc diclio(s) Trarilo(s) paxsrd a'scr de TRñfíVi’A h'llL EUROS ( 3 fEß 0 ßC) . El Repmsentante de la Masa pudrfiiićordør njustar cl łiuporte MI llwVtl tai»1 t ienîs de di«Ïto(:s) Trarito(s) si» I.w auióriæció›t dc la îVtasa 'u vonsidcră r - «zonabłčn cnfs qite Si lcs bulletins do • souscripiion i‘eçus font appamítre que les înv‹istisseurs souhaitent söuscrire un nombrc d'Obligaiions exéćdant les lermes de chaque ’l'mnćlie eł . de 1 ’*Emissíon . ct l'Émetteur ne s'y oppose pas, le P . 8 F'P oú łø Iteprc 3 entnnt de In Mosse appliquera la rtgle «premier s‹tiiscr#, premier seÙ'i!ii ct pøurra éîre awieisć 1 ne pris prerdre en eomptc lcs souseripttous reçucs (münie en provenance dos invc 3 lisseurs oyant St dc los fomiularios do stiscripeićìti reoib‘idos por el PSFP sc docspten‹li : o,iıe los iijvctsores dcseün suieribir ttn número de Obligaeiooes superior a les prcvistos on cnda J'ranio o eti la Ltnisión, ct PSFI' upliearò In regla úet "prźørem . rim crffo, pr?yefn serriJs” y podriì v . arse obligado a no toner en cucñto las suscripcionv • s recibidus (incluso de inversores que hayaiï susc • rito previaæc • iue la Einisiùn} . 04f2024 PAPEŁ ETC.LUSIVO PARADOCUMENTOSNOTARlALES I B3754519

Lit Soliscripł ion étßnt IJorodatëc (en I îgnc ou vi:i format papier), cel)e - ci fer4 foi en cas ‹t”application de la cčgÏe }tmsûdcmm cnt siipu”Iée. Dado que la Suscripción lleva setlo de tiempo (ya sea on•líne o en gapel), se eonsider‹ară úuténtiea en cnso de que se apliqiie la repla mencionada. Les C)blii;aiions porteroot jou3ssance it comptcr dc In Date d'Omission. Los Obligacìones devengaNn interests a partir.ße la Pććha de Eiuisîón. A \ lčuñ Łraié n”csț I . \ cturč ț›at I' I'm ctlcur Bux investiśseuis . Let honorøires . diï PSFP . qui couvrcnt les frnis Je structuraiion, . les frais bancaires, les friii fiJs ù lq collects ct au suiví dos bulletins Je sotiscription ct Ice írais de dossiér seront șupportés par l'Éinetteur . dćta de ces commissions ct fraìs ssra dìsponible aitprès Ju PSFP sir demands fies investisseurs. E] Emisor . nu cobrarã ninguna con›isìón a 1 os in»‘ersorcs . Las contisíoncs del PSFP y dcl țteptescntniite do • la M . òsa que cubren los gastos . de estnicturøciùn, los bastoi baiicarios, los gastos r ¢ laCïoflädOS COf là Colecta, jÒS gaStOS IølatiVo 5 g ta recôgida y 3 üguimiento de Íos' formularios de snscripoićìn y los ganlon de ndministraciùu . correrún a cargo dcl Etnisor . Los detalłes . de estas comísiones y gasios estntún dispöńibles a traŸés del PSl ƒ fi . ia peticiòn . de los inversor • ys . - J”7• Fo/zzfi7iüzrs” Le vei • setńent dcs bonds .. › l’étTteJteur est subordnnnc à lanîalissricn,des oondJ 1 ton* sutŸantos, . ou, ù déf‘auŁ, ù iA oilsC en p 1 a« d'nîtèméțiv s : sùffisenrčś ; à,Ia discrćtluii du Beprćscmant de lie Ńłasse : .El page dc ios fondos recãudiidos at limiter esiù Jondioiohado ał ninipGinicnto dv 13s sigiüentes .condicìones o, eti su detects, İa. 4portiicióri. de sltemativøs suficientes n crìterio del Rcprcscntaiite - Compio : Sëquestce ») auprùs d'uit Jtablissement de crédit .: rčptitć ayant, ś 1 a date” de c 1 ûture, èn so . 1 üë‘inittal ńiiniittutn dc 468 000 euros (« Soldõ' ŃiiuÎmum »), dont la dișyonibilitd c I : so . timisc uniquetn«nt actx inștructîons du Repré scoiuńt dc la Mnæs‹i, qtli ptul ptdłevor tout oti pnrtie de ce solde e . n eas de manț¡uement avs obligatiońs dt paieinent en vemi dir prćsent accer‹ 4 . Après İa Dute on de la . “l'ranc - he concernćc et sur la basd du l'm‹luit ćiimutć dc touțes les 'l'ranclies qui ont étć cłúturëes («Muntant Tatsi Collects»), l'üinetteur peut renoricer par notificiitîon ćcritc . an Iíćrviteur ou laiicehieni do Trenches stipplimentaires, auquel cas, le iteprësenüint dv Masse deinandeia 5 l'ètablisscmeni de credit où se trouve le Compte Sdqu«suu d’ajus . ter lc holdc cínq p‹›ur cent ( 5 ' • ) du . łvlontant Total Collects ct du résultot de ia niu 1 tiplication du • el estabíccîniiento do unacuenia de depósito‘ en garantło (la *Cućñta Escrow”) . en unä tniidad dc wëdito dó . reioíiooido prestlgio que cuente, en el momenio “dc la Fecha dc Cic • rre, un saldri mtnimò intciãl de 468 . 000 C (“Saldo 6 tíolinó”) y cuya disponibilidãd estu su,ietn excfusivamen* a los instrućciooes del küprosent‹inte do . ța MDsñ, puićn podri : . d vspone : de todo o partÿ • de dícho sa 1 Ju en caso de iïIcu‹»plimicnto Je obligacioncs de Ț›ag‹› ha|n ul presents ÜOt'1tfíítO. Pasüda la Fcehu tle ffi isión del Tranio con‘espondìentc 3 ' en función del Imports Rccau‹tado actimitłado dc tudos los Tiainos que se hubierøn terrø‹ 1 o (“Imports Rec . nudatlo Tõtal”), el Emìsor ptidrá renuitci»r medianle cölnunieaciön escrita al Rcpreseiitante de la . M : isa al lnnzamicnto 3 e Træros adJcionules, en cuyo caso, cl Itc tires entunto dc la Masa soIiciÌariî a In

v»niani ’roi l Collecté par le Taux d’itit • rét applicable à un semestre . Duns le cas où l'Ëlneticur o'u pus upprovisionnc le compte séquestre avec le montant piñvu, dan s le but de remplir carte condition et clans la mesure pc*rmisc par le partenaire bancaire, . le PSFP ou lci . fteprdseolattt dû la Casse peut ordonner l'appros'isionnemsnt du compte s 6 questrr mntxtad de cr¢dite en que se ú antenga )p Viuci \ ta Lscroy/ ‹juc ttj \ ›ste .ed a1¢to Mlniinn ¢jue ppsard a ser tina cantidact ›gIsal e ta suma del sinto por ri«rtu t 5% • } dcl In \ porte hee . auda‹Io 1 'otal y el mscttado de multiplicai et lmpon ¢ {i ¢ caH‹tado Tota‹ per sl Tipo 'óo Tntcrés apltcaále x”ún sv”mcstr« . En caso 4 c ‹jue cl Emisor np hr›bi . em dotado la Cuenta Esstow de ic cantiüaü pre'zisia, a Jos efectos 'Jül çumplimi ¢ nte . d«' la pTeSQntc con‹lici 5 rt y” en ” Iá mcclida en qttc el scuio bancario lo j›emit», el PSFP o . el ñcyrmsentante de la Mnsg po‹ftán ordenar i . dot 9 ciÓn che la iniaota . ccet )‹›s recu . rüo,s cbtaoidos üa t • Colecta . Afi» a*o garariiir Jettrs ‹lro›ts:a la suite..de lu xouscriptit›‹ \ d’uÉIigations, les Of›figat*ir«s ant le Jroil le. Para:garantizar sus dorecluis cónis ioiisecuetioia. de. In .suscripci6n. .de Ot›iigacii:nes; lt›s Oiil.igncioniites Iii proteG 1 ir›rt nffc*rtt par le Compte Súqeestre, tel qtie défirii Jaris la section pr 6 qúdtnte . 11 est prècÎsû, ù des fin* pratt@es . ‹jue les düt*nmui's d'ii 1 ›ligntioiis cl'ëtnissions coinparat›les reiiiplissant les condiitotas the . l’ariicIt • 9 , ; ' conjpiis les ii'anches ultprisun : s, . Inél icicmnt dë la mémé garantie et de la m £ nJe protection d : ins dus cunditi‹sns tüetstiquos . Se precisa ; p enseres práiiticos, quG les : oblicaüionistús dé . emisiones ‹asiiflilable qile ct n›pI*n la› : condicío . ües dcl articula . 9 ; incluidos . los ‘l'ramos Siguientes, >ei*n betieiiv 1 arie : s de la nrisii›a ¡ ; arontla y protección en i‹féntícas con‹liciones . 04 2024 PAPEI.EXCLUSlVOPAAADOCUMLMTOSMOTAPAtES I B3754518 15

Yes Oblígations sont émises sous le rügiiiie jurìdique ‹les obligations ordinaircs prćvu aux articles fiß t et sııivants du ŁSC ct aux cuticles L . 228 - 38 ct suivàiits du Code d« commerce, Ians łes conditions prćvues an par,agrnplie 5 . e) it Éiriissiyn de titres fispagne - l - rancc ›i ii - deisüs . I . s Obli irriones se emiteri de conform idad con el regimen jurtdico de Ins oblit ; acioncs ordinorias csiablecido en los articulos 401 y ss LSC y àrłlculos L . 228 - 38 y síguieiites del Cùdigo de Comereie trances, en los tirmínos płwiteados en el apørtado 5 . aJ "fimrsióii ‹fe I ‹iforeimpsfio - Jrnnrïa“ măs arrìba, La proprićtć des O,bli s ‹ • * üétenucs per lbs tituläircs d'Obligatíoos do l'une quelconque dc's . ’fr . a nches sera étzbtie an inoyen dè titres iiominatìFs, ct de . ‘ 1 ’io .• cription correspondante ou Registro des Obligatemes pat l'Énietieur . La tìtularidod Jø los Oblïgacion«s en podvv de ' los Obligaciönistas ‘de cualquiorn dé Ìos "f os, se csiüblocerä p‹u inedio de tftułos noøñnøti+'os, y la correspondiente inscripción en c 1 Libro ítegistro de Obł!gaoioøistas por parte del Eiiiisor . Cheque Obliğat'aire r‹icevrn, sur dornandc, le titre siÿrić par . l'Éniettecir ù pani . c de la date d'ćmisiioa di la Tryehe respective . La . possibilitć d'‹imottre dos titres tntiftiples esț expressêment prévuo . Cada Ohłigacionista recibirå, prm'ia peticińn, eț łßMlö del Tmino respective. Se contemp]a. expresmnentè .ia posibilidad de cmitir tîtulos inúltiplcs. : Les îiiras peuvent étre sigitës . èlectroniquemeiit par un T • resta 1 aite de ' . Services ülecfroniques de C‹infiñiàce Qualifit cónfonniment ãu rèyléinent (UEj 9 I 0 /zo i 4 « 1 s i« țoi e . o 0 * • o . 1 . os i Plutos podriín esiar fiimados d e rö » a ëlectiónic • a por un Prcstadnr d e Scrvicios Eİeetr 6 *icos 'di Confiaiizu Cuslìficatio deiacuerdo con eİ Rèțilainenİo (Uli) 9 . 1022 fil 4 y la 1 . ey ò/ 2020 . Let Obligntnires peuvitit librc • incnt cćder lcttrs obligatións iou 4 reserve dos éonditiuris suivantes : Les Poncurs ‹ 1 ’I lblișai ions ne pourroiii cćńer leurs Obligètiotıs ‹ju’ . a òei itivsstîssêiițs ‹agiss‹urit pour Jeur prop . te compte ct sins o . ffre øu, public úc • titi'es fitiäocicrs Les . . ficqu‘creurs . Joív«nt rúmplir .. tes conditi‹›ns d'ćlìyihitité de I : ' Cnllectc ęt s'inscrÎre sui” İe Site lnten er .. aùn clč l'acevoír dcs”paietnat›ts .. "foute cession d'Obligations doit éire notitléc par cøürrier ëleetronique an PSPP, 5 u ileprtsentant de 1 s Mnsr et i l'Émetteur . ćn, adressant an ReprcsentanÏ de la Mosse une lettrc recommandéc . w cc . ticetisë de rèccptioø contooawt l'orìğìnal du document tiotarih indignant claireînent la date de la cession, le sombre d'fibligations cćdćcs, l'iderititë du f'acqti revr, y conipris son nitnićro dc cure d'ideøiitc' on de pnsse¡›ort, aii›si qu'une coyie du ?*ítro purton! la d'un Prestai‹lim ‹le Services . Électioniqiiws de Coníiance Qualifié . 1.os O{ilipacìonistos puedvn łra0smitir liFrerrænte bus Ob1igacionc•s bajo Iss siguieutcs condicionesí 1 . oș Obligutionistas sólo piidrán traùsrnitir sus Obligncíones a invcrso*i que actúen por eueniaprnpi ; r ÿ sin õfcrta publtca 4 c valnrcs fint \ nai+ros . Łos ‹adquiieotes debcn cumplir İos réquisitos de elegíbilidad de la Colecta y dat,sc de ala era la Pãgifia V'cb para racibir los pagos . ’t'õdn tram . sfm<neia de Oblígacioncs . dcbe sir tiotificada pui cucreò eIecttfinÏ . co al PSFP, at . ÏŁ ¢ prescn \ șnl« dč : la . h 4 asa y ai Etnìsor, retnitiendo at Șeprcsentantc . do ła Masu cnna ce› 1 ifìcada con acuse dč recîbo en que se envie ori 6 in . ai del documents r rmøhe ø ntc notario en donde se irldicari claramente la fecha de Irons . tçrencis, el níimero de las Ob 1 i¡¡aciones transĆeridiis„ le identidad del adquiic • ntc, incluyando en núrnero de doeaniento üe identid‘ad o p : is • porte y copts de( Tlttilo con la lirma electrönica dél transrn ìterite uI il i :•• nritio un Ptest dor Cuałificado d e Serv . ićio Electrùnico de AI recibír esta informaciún, cl fmisor llevorà it cubo lv 16

Déu roceçition de ccs ioformations . l'Émencur prócédeiz it linscriptíon dsns te L 1 vrr d'Eiuegistteincnt des Obligalaires et ‹finestra le nnuyeail títre en faveur clv l'acquéreur et le rcndra tiispi›uible sut lo Sits Internet ou per tout currc inoyez autorisé par la Loi ou l • present contmt d'ümission . emitirá el nuevo titulo a favor del adquirente y lo pondr4 n su disposici6n en In Pugiiia Web o cualquier in.odio pemitido por Ley o el presente Coniraio de I.c montant non inal des Obligations powerïi intti*t ou inux nominal «nHtiel Fisc de . 1 : lUlT VIRGIL LE SOIXANTE - QUINZE POUJt CE . N 7 ’ ä, 75% ) (!e « Ta un d*lntërët ›i) ù compter de le Oate d'Émission ‘l'rauche t . ou d» la data à laquelle lls . orit ôte trnis dans le cas des fl’ranclie 4 ultérieures . 1 . es £ Jb 1 igaii‹ . ans por' : eront tin inttirët . ordinaire it partir 0 e leur datr ‹l'Jmissioii jusijti‘à li datü de reintvourseiueilt : tin prin‹iipal, E.I ’in›yórte nominal du ius L)hIigacio‹›cs ctuvsngar4 ii \ teresas diarias . a un . tipo . nuiniiul anual fijo . del ocho ccx set” u 1 “A 1 ” cixCo i • oir c 1 üN ƒ ro ( 8 . ‘ 7 : 3% ) (el "Ttço d • Interés '} . Las Ot \ iyacio» ¢ s tte \ ’engBf 5 a intereses órdinarics desde sú Fecha de ñtttitiótr y hasta la joel a de repa o dr’ \ yriiic*pñl . 1 . es inlfirtits de . ft›utcs les Traúcbes : semnt ptiyús en riifine ienips, les : versuinunts mant tony* . tios #einestrietleiiieiit it part . ir de ia . Date d'Éimis 3 ion de tu 'Finnclie 1 . Ï.ès intêz£ls or¢linf \ îres c«sseruitt ¢te courir A jsnr2ir cle la daic tte r2m.t›n‹t›•sci1Jci r ¢tu principal par. I’ inettet›r Ei› cos du. rcinbour«emel:: anticipé. Ïe .sclde ôcs ii›l irüts .cot» - u4 rt impayés /|usqu’à la detc dc mbourssinelit 'ríes Titre - • mera todd én mtmt tv•in}›s quelt’ tnbouiscnientdos]itrus. ”l'ous les pai¢mct•1s ' \ efTect \ ‹ür par I'Émettear at titt'c des Tttres seeorit efTecitiés nnr tninsfo • ri nur le co : ripte 1 . os intcrescs de it›dos los Tiernas . se pagarán a ln vez, los pl •• / . us de pagi› . se ecntorart setpes(nnlmgiitá . a perttC . la hecha de líinisi 6 del ’ 1 ia»w J . Los iiitcreses se pngarén en . efectivo y en evros :: 1 .. or intereses orQinarios dejarán d •. devengarse a partir ‹)ü te ( 2 Ghy en que c”t principál . scs amortizado por cl E . misor .. En cms . o dü amorti 2 acidr‹ cuticipada, cl aaIdo de los intereses devcn • aúos y aa pagpdss liost • u la füüh • t de amortimci ti de les Obligaciones se }sagarü nt Todos los pagos que cleba rccJlz . ar ol Emisor en relaeic+n con las Otligiisioues se cfentuarún nisdiaiuc tratisferenc - 'a a la cuencia de dineto eiectrüi : ico atiicrto n nonibre de i : adn Obligacionista y acce . silile en 23. Joitrs Oiwrés Tout paicii 3 ent qui de - vient exigible un ioar «utrc qu'un Jour Ouvre droit ütce lait le Jour Ou› • rë sui 'ant du m . éme lucis ; taute tie Jour Ouvre survient, le paienieiit devient exigible le Jour Ouvré prëcëdgnt . T"Ódo pago que x'enza un dia qu‹: no sea lila HGbil deber4 eÍácttiurse el iría I4‹ahil sígtiiéuie del iiiisni o inés; si no hay un Oia H5bil siguiente, el pago vonceríi cl Dm flábil anterior. 04f2024 PAPEL EXCLUSIvO PARA DOCUMENTOS NOTARIALES I B3754517 17

La durćc de l'cmprunt est de home sis (36) mois fi compter de la Date d'Ëmissiort Tmnche I (la "Dnte d'Ëchéaiiee") . Les Trenches surnames auroní une durée de sorte que le c : i 1 cndricr de paiement des intćré 1 s et lv S ;: te d'Échéance seroni coøanauns à toutes les â'ranches . routes lcs Obti atiens vicndtont ä ćchćance ù ïa Date d'Échéancc . El plazo del emprćstito cs de me inta y set:s f36) meses a partir de la “Fechił.de Emisiós Tramo I” (la “F ec hu de Veneimiento*) Los Trumøs Sii¡iiíentús łendr‹an ma durrición inferior de mancrø qtìe el calendario de pago di : inierese› y Fc • cha dc Venciñiiento seii cornúri part todos los Todas las Obfigaciones vencćràń eit In Fechti de Venciinicnto . Repretenlaitte de In ›We.ca ¢citzitírarioJ Contormérnent a l'article ł05 de la loi sur les sociétcs de cnpitaun, le droil trançais rëgit In formø d'D +ä ƒƒ is 0lion collective des Obligatüires. Confomiélnent aux dispositions dc l'artîcle L . 228 - 46 du Cntle de cuizinaerce, 1 es Obtigata'ires seront iegroupts de plein droit pour la dëfens‹ • de leurs iut+rdfs coctmuns en une mtissc qui . jouiï de la personnel ítć civiìe (In « Flăsse ») . La . Miøssü et la tenue dcs asserøblt'es čefirales dc la Mask ieroøt rëgiús per lms disposiiion . s dii Code de commerce et ltsdfcretsd'appIcaüon . CoüÍõrmAmtnt aux articles C . 228 - 47 ct suìvants . du C 0 de de commitce, la Masse sera rcprèsentće’ en qualitć dc «tàndamire ales . 1 ituÏaìres d*Ob 1 ig,atiocs . par ENkRl"lP fSPAŃA, . S - L . , inssrit an Registro frlcrciintil de Madrìd, zts • ec le C . I . F . : 13 - 72 1 - t 2954 , doiit les coordotinëcs sowt let suivantes' D. £duärdo CoJdcrön S:xiiáoI‘altc, Adtninistrat'eur Unique; Callc Henri Duilant, Ï 2, 2803ó, Ma‹lrid iitverüinnì' țtusri" ncrfiy.c.+ On par toute personne . ‹jésignće per l'assemblée gćøérale dcs l*orteurs d'Obliyaiionš pour lui succćdcr (le « nepxseпiaot be l • wfasse » 1 . En application de l'anicte L . 228 - ś 3 du code Jc' c“cmm«rcc, le rc“prćscntant dc l’as . scmhłëc gãnërale a l« polivoii d'accomplìr au n . otTi de l'asscmhlčš généralu tous lcs avtćs dv gestíon «n vuc dc la dü flute dćs intčr 5 ts ur/mn›uns cÏes obligatail'es, sauf” Jécìsinn coittraire cle l'assctlzhlée géttdrale cms obligataíres . be pouvoir peut vtre dćlüguć à un tiers coufornatinent aux dispositions dos articles 1 .. 2 * 8 - 33 , L . 228 - l 9 , 1 .. 238 - 62 et t .. 228 - 63 , sur cctte base : be cotifom idaò con lo di . spuesto : en cl iirt icu l‹i 405 de la Ley' de Sociedades de Capital, . el Jereoho trances re irä la forma .. dc bag*izaoikț colectìva de los Obİi¡ ; acionímus . De ccttfonnïdad con . to 4 ispuesto en el . artIcu)o I :. Ż* 9 - Jú del Código d • Coinercio frańcčs, . los Obiîgaoionisi«s . se agruparãn de yleno . d 4 ïecho,parn la detëń 5 a dc su 5 ; iTitereses com ünes en čna lùasc . üs obligaćlónistns que iL • tidrà fitiñlidad jurltlicu (ța !’Mara") . LO Mat›s : y . la eelebrzción öe kts asambleæs /generaIeș de Iù Masa sø regirż» por Ïas disyösičioi›cs ódl . C 6 üiyo dc Comerćio fraitcčs y su . s' dc ¢ reios de dcs • rmltń : De cónformidad con los arttculos L . 228 - 47 “y siguícnics del Córligo da Coríicrciö fra‹ieõï, ta lvlnsä serù rcprcsonlada 4 n . caIidad de mandstørio de los ohlîgaciönìstas : por ENüÏtftP LSPANA, S : L„ inscrito en, ct ltcJuistro . N 4 crcantil dc • Madrid, con C . 1 . F :: B - 7254295 - 1 , cuyõs datos be cöntactö son los siguierties : D. .Eduardo Öàldeîón Santcoł'alla, Ad.tńïfristrodor’Úniúo, Callč Henri.Dunsîłt,“l7, 28035, fvtadriJ ill \ *tł’ it› \ tihtaü*(he thr Ń p Ch o par ciia 1 ‹juier personzt dcsignada pet (G asamblea general de . ohlig . cîonistM para s‹icudcr(e (čl "Reproscntanto dc la h'ïasa") . De ocvcrdo con el : ua iculo k 228 - 53 del Código ‹łe Comci'cio rianéts, cl ke ; ›reseiitanic de IS Mass osttnta la faoultod de iealizar todøs low tiv • los de ¡ ; esiì 6 n to nninhic tJe la masa paradctcnder los infuies«a comuncs de łös obłigocionisțas, salvo . quu )a æsa›xhlca general cle t›b 1 igucionist : s dccióc 1 o cc»trario . 18

04f2024 PAPEL EXCLU3IYO PARA DOCUMENTOS NOTARIALES Bsta facultad pueJe . ser delegada a un tercero de acuerdo con lo dispuesto en los artlciiloi 1 - . 228 - 5 s . L . 22 Ií - 4 , L . 228 - 62 y L . “y 2843 , sobre esta bae . £ oerfip Éspaila ; S . í, . , pndró delegar en cualquier m . ommco en Gnerfip SAS ; directamente o a través de fiu sycursat, et ejercicio dc sus facultades . fil Rcprusentrinta de la Masa ejcmerà ius facultades que le confiore lti ley ¡', en particular, los aritciilos L. 228 S3 a L. 228 - 5a apansdo I del Còaigo de Comercio francès y àI presents Com En el supuislo de ‹¡ne •l: Contrato coiitiwi el Ropresentante de la Mesa poderes. que.se uoiisidem que van más allú de los que puedàíi conteikséle por lee, se considt:ren qiti oI Obligoclotlisiis, ld itae loi Obligacionistas accptan. En mlidad de ial, cl hapr¢scntsxce dt le Mase ajcrcef tas.siguíentcs funciuocs y p rftigativas: Cl) nctuar como ifiteimndlorin entre el Emisor y lbs ObÍigaeionistits en Olúcióii con lg tmn . emisión de lnfomiasión j' otras : ‹iomunüatiorim que dañun ttoóflcaciózi rdcfbída éd) ”F‘Jtiisor y cua \ quiae ‘(iii) detetrr•hiai like impottes adeuda‹los por tl úmispr x tos Obligaci‹tnlslas, y transmlté . la inforniación ‹: nopoisdiente al Embora a foi Obligociniiiatas. Adern&s, ml Retiresentantif ‹ic ra Mesa podr4 libc•rar total y definitivaiswite cualquier garanifa o protección artículo t 8 kG r ii • itlus y otras Proiuc ic • riw) del presente Contrato, traaei . reembolso y paga tntegnis de todss los s . imas adeudadas en relación con las Oblig‹wionee garantizados por di‹ : liu garaf›tis, que los . Ob 3 r íosísmsyx • pmm El itepreseniante de la Masa se compromete a transmitir sin deudora a Jos Obligacionistas aquellas tioliñcaciones recibídas ‹tel Emisor y aquella itiferinación faclliiada en virtud del Contrato, en as bo b e ase 9 › que tenga un impacto relcvrinie en el Pro esto : dec“dn lo cuntrario con post•.rtoritíad, el Represent‹ate SUS5LVcORfl I B3754516 Enerfip spafia, S . L . peut ii tout moment déléguer ä Enecny sAs, directement eu pur l'intertn éd : 'alre de sa succursetc, l'exercice de ses pouvoirs . Le kspr€se‹itant de la tViassc excrc«ni los pou . vojrs qtti fui 3 on . t confófós ”par ta loí, et notamment par los articles L . 2 *s - 5 s i L . 2 z 8 - 5 s ai : nés i du code de commerce et par le présent Contrat . Önns 1 'hypothdse on le Contrat coofërcreit au Rcprüseutaht . às la Masse des pouvoirs qui seraient con : uderds cnniinë allant eu&c!à de ceux qui pca'vent Itii 8 tre confêrds par la toi, le Représeissani de la Vossa seta . réputé ugir eJt qoalité de mandataiie des Obligatoi :• es, . co quo . ces derrifers accoptent . Represeníante de Ir lvlaso aclsa como agente de los .A üe citrc, le RüprYscntarit d¢ )a Masse ei‹craem noianiment leé fone : íons et pzérogatiYas sctvatites : (i} scryir d'intermédiaire qntm )’Étttetteur ¢ t les Obligataires, daos ie cadre • Je la Dansmis 4 îon des infçimsiJonê ût aîitr«s c 0 mruunications ddÎaîjt în • enir en 6 }tpIt ¢ aiion ou pôur los ôùScia •. de* '‘Éotissioi› ou rfu Cuntmt : realizarse de cnijforirÜdad.c0n:ir Emíii‹in u el Contmto. (ii) ttãnsmettru da«s ões meílteurs dêlafs aux” el tóutc intdrinetipii reinise eti appiii : Ation du ÚOftf 4 'âf . j ' fiií) procéd ró lg d £ tefrniriatinti des montante diis : paf I'Émeiteur «ux Oh 1 igatsizes„ rt transmes . zc” : l • s inf‘omiations con«yyondsútcs ú J*É . m fica* et aax õ o n er ma'.‘iilwé6 etitiéreetdéhtiltive dc toute s0mÍt eonsenfie en application des atipulntions ôeJ’article 0 coticadida, - intíui3o eii aplicación de lo Jispuesto en <l (S firaiás) du pr5s6at Central, apr6s comple‹ rembourseraeftt . et paiemcat d« tnut ¢ s solo du«s te titre des obligatios . e gamcti • s par íodítc sttraté cc t{ue les Ohligattsifes, accsjHent d' . ct”m ¥ etd † j 5 - de Eeyr 5 smiant de la . Passe e'otgage ã transnettre aves diltgence oux Oblígatairee, toote no . iíficat* . on reçue da I"l 2 n›ct!our et toote í»forr»aúon rÓYiise ütt applice£ion du ConlraL gónárata des chltgaiaírss. (e Repr4scntsnt d2 (a , Musse op sera pgs rén'.naúró pcur t'exercice de sa Salvo que In Asmnblea General de Ob!igacionistas Clittquc ions •io l'action dv îteyrdsenlanf de ïe. fvlasse est autorîaêe ou rcrtt‹ise yar te présent Combat. ›Î est de lii f•Issa no segu remunerado por e! dmeiiapcfio de e»t<ndu que 1s Rcprésonient ete la Masse ayi.m ¢l.ms ic seillturintfrdtdz t - ltíasrttl pourra ícfaimsias 19 qu'il soit nécessaire de convoquer la Maese, sauf si !a loi impnse de le mire. Siempre que la actuación del Representante de lú Masa esté autorizada o sea requerida por el presente Contrato, se entiende que el Representante de la Masa nctuarü en el mejor interés de la islas a y podr* hacerlo sin necesidad de convocar a la Masa, salvn que la ley le obligue ‹u ello . hans prfi : )aólce cm tour . au 1 oe rñgagemenr qtie l'Éinetteur potirrait prendre, l'Émetteur s'cnpat, • c á demunder l'autorisation prúalable du Représenlaitt de M 8 ssë pour tout projet dc . vente cu de transfert düs a*tions représentatives de soa capital sôc . iat dêîcncsè par ]e Groupe, po«r 'autaat que ce bansfect entmîî›e u \ z changc›neñt de contzô 1 e de l'actionnaire . Sin prrjtiieit› de otros coniytom isas que pudiera ’adquirir ç 1 Emisor, 4 sic se ccmjrorríete a solicitar nutori acion preria ttÍ ’ Representante de la Masa de cualquier propuesta de venta o transmisión de las acciones : rc • )irescntnlivÜ de su capital soiiial . que secu propiedad . del Giupo, siempre y cuandt› Óichá transiiiisión impÍfqtie un cutnbío decontrol accionorinl . 20

Seul remboursement snticipè; lc> ƒ 7’itfes seront remboursés iotCgràJemc•n! è. leur valeur. nömioalc sur une bsse öbligatoirr pir l'émetteur f«: Rem:boti rsem ant OÏdiuali't I›), colline.sljÎ.t : a!vu ainorlizaciórt anticipada p› e \ ‘ia, las Obligacicncs se . Rn cniza 4 i 1 lit/c,tr‹›z»co/« . {›or ou valoi‘ n 0 n *nau de ”íoimfi ublígiitorii \ pur cl . , i»iao ' (' . Amortïcacit \ ›t Ordlaartu”), d - • la . *iguïenb* ïTiuncra : Öo • ux fois par an ‹i ' }›iio ii . dc* 1 st date d'c*niissiori ; et cii iiitine temps . Mut l« paienaent des 'int* . idls ; . † •. A do iii valeur iuiiinle tics irancÍies éinises á : uot tnt›meat Sernesl liüenie destle la Fúcllíi ric Eniisión, y conjuntamunte con ni p‹igo do Intereses, sa tiinortizàrn el 5 • A del valor origlnnl de los trünios emtidús en : cad‹i inoiuaiito . Par csccpiion d cf ‹Jui précède, lorsque ia Date t{'Émissiön tl'uric Traiiüfiù ptécédo Je moins de trois mois la prochaine ‹title de paieineai d'iniaitts, tri obii «tioi›s correspondent ii cenc Tranche commmlüeiont ù être reniboursécs ù la prochaine dnte dt • paien . rent : d!intGiGts ; N remboursenieJit ri . 'entminera en . aucun cas . t‘c&igihl 1 iié des indemnités p - ri - 'évues 5 ls ,Clairs .• suivante cu cas' dL îerriboiiKscnient nntiüfpé au gré de : l'Ëinettaur . Le sotdü en uñ scol . i'erseineiii 5 . liz date . d'úcliéancs . Por . excepción a lo anlcr ior, cucndc la £ ccl›‹› . dei Emisión de un Trro 1 . to ien/ea íúg«r con Hna antelación inferior a ires meses respecta ne )it siguiente techo dü pngo de intereses, lios Oblfgaciníiet t»respondicntes a diého Trarrio ecinacnzzrdn i aniortizzrse cu la léclia de pego d in . terrses Posicrior, Esta Aincírtizacíón no ccan 1 lcs . ira, cx ningún ceso, El devengo de las indeinniz : iciones prúuistas sn fñ e 1 IJíi $ ul*u sigiiientt pot álnoriizucióri aIiticipad . a a opcii 5 n dti Emisor . üq. fiezriôp*irseineitf.int/fñf¿ê en g*if de f*Ëiiieri*ur l'ai dérogation expresse aux dispositions de i'o . iaicle L .. 22 fÎ - 7 s lu L . ùil de etiiriinerce, nùnob 3 tiint Ï*s indemnités prévues et . tes dispositions de Ïo Clause 28 ; )'Êtnètieur peut, à tout moment, rembourser t‹›ut öu partie . dirsofiit des Times plus : le solde des u t‹iréts connie du titre de l'anii‹ic en ct"ui s et iron encore Por' renuncia expres‹t ti lo Cli* • nvvcsto en el urileulo 1 ... 228 - 75 le 1 Códii, • o d e Coniércio francés, sin perjuicio de lris in‹lrinnixaicioncs previstas y d e lo dispuesto en la cláusula 28 , el Emisor po‹ir : a . en citiilquier momento, reernliolsar la totalidad o paté del saldo de los Obligaciones m*s cl saído Jü los interese s devengados con respecto al Año en éurso y min i 3 o pagados . L’ rneltcur devr0 notificr au kcprúsentant ‹lv lii Masie s‹iix intfintion de prpetdfiw fi un Ul eemboursernent aritieipé. El Emjsor dsberú notificar a al ltepreseñtante de la Meza su inteaiciÓri de precc • der ia dicha rniowizacíún anticipado sl tráenos treinta (30) días naturales antes de tr f< • ch u elegida pam la amortización rinticipada . En cas de rerriboursetnent píirtiel snticipú *'oloruaire Hes UaÚlihetiOiis, sauf accol J unaiiinie des rè}iurti cuite les Öbligalaires, 3 u prorat* . ciit uriiiilare d’Ob tigatioias i!étenue : s pai - chacun d“c • ux pat rapp‹art ou nommé t‹ita 1 d'Obiigntions rc • stnnt en circulation . En easn dú amortización párcial dú ías Obligaciones, s lVp acuerdo tinúnimo de los obligan‘ion istas . cada amortizacfÓri anticipad‹a se Obligacionistas eri propc'rción al nrimerc de Obligaciones ‹¡ue posea catla upo dcc ellos eri relacíón con el ixíiinero total de Obtijocionts aún eti circulación . 04/ 2024 ; I B3 7545 1 5 21

Sauf en cas dc reinbt›utseinent ordinaire des Obligations ou d’émission de rel : naItcemet 11 , dans cc dernier cas avce l’accord dtt Représentaiii de la Masse, l'émetteur s'en b ge à verser une . indemEitë dë UN ET SEMI POUR CENT ( 1 , 5% ) du Capital, restant diï si le reinbnursencnt . anticipe intervient au cours de la première • • ** • ' • • r ni et dè ZÉRÖ E'I’ DElvtJ POUR CENT ( 0 ,' 5 ƒ zi) si le remboursement anticipé intcrVient pendánt le r«ste de la dume de l'ompront 2 n cas de remboursement partiel anticipé volontaire des Obligations, sauf accord iinnnimë des . Ob 1 ig 0 taiteS„ chaque retnboursement añiïcipè sem répani entre les Obligatoires, au prorata du nombre d’c›bli mions dttcnues par ihbcun d'eux ar ra P p ƒ ? au nómbre totil d"Obligotions rcst . ant en çiiculñttoa . Sat 'o en los supuestos de Amortizwión Ordinaria de las Oblígaciones o de Emisión de Refinanciación, en este último caso con el consc • mimiento del Represeniunte de la Llosa, el Erii isor se compromete a pagar una ih ¢ tçrnnización del UHO Y MLUIG POR ciruTO !,S St) del principal çiendisnte si el ¥ ecmbolso anticipada se prÒduce durante el pri . mer al \ o tÏeÏ pr+statnÓ y ‹lel CERO COM A CfNCO POIt C 1 ENTG ( 0 , 5% ò) SÏ el r ¢ embcTso antÏcipqüo se ptoducc it lo Ïargo doI rcstó del plazo . En casco,de amortización parcial de las Óbli 5 ncione,s, salvo acuerdo urianiine de los Obligticionistns, cuida úmortiÉacíón anticipada .• s üistribuirti erttrc los ó . bligacionist : is en proporción al número de Obligaciones que posee cadii uno de ellos en relación c*ii il riúntéro iotal de Oblig,ueion s aún cx circulación . Jfk. Itefrird zfP remb‹iiir.seiiteitt de:s Oúff ntiézis ' En c : is de rcturd de paienient á la lente d'fichúaiicc talle qü*nitiálemenc tiéfiliie dparís l'ari tele Erriii! NÓ se cncücrjtca s,l erigen de lil re(erynéiá . (/ 3 i‹rü ‹la l’r . m¡›i’iiiii) ci - dcSsus, . l”ÜtTtw : thuc . “’c'g‹t t \ Cn . infomteT . Etterfip cu : m”inímum d«nx”(2) Inois avanr . II Data d*Échcance initiatu›ncct prévuc par tous in‹›y”c»s (lo x‹ Notifiontio» de Itct 0 rü lo ’tteml›oiirrciti”ct›t des ObI . ig*tiui›s ») . ” Dans cette Hctification de îtetard de Rcmhourscmect îles Obîigntio ts, 1 * Émciteur doit inülquar è Merfip Ie motif dc ¢ e retard envisagé n = • i «! • le . délai supptéIncntaè”e qtt'il s‘engage . ä rosyectei” . Il est prtiisó que . cc ‹Júlai nt d‹›it pos excédef dex (2) mois (üi - apré s un n Délai de lfemGdialion ») . (a) le reterd n'a paz dt‹i rcmeüid hans le délai (b) l'Einetteur ii'a pss in forrnv' Eiier p dü rctQFd du paicinout Gventr etne remboutio pds 1 eObigaüoos 8 loDaod'Éthontc ; (Satil" si ce noii - paiement résulte d’ttne erreur cdnä inistrative ou tech . nique ou d'une . Interruption dcs systèmes de paiement et si lo paiement csi efi‘ectité dtins lues huit t 8 ) Jours Ouvrés . suivant lo Date d' hëancc ou le terme du Délai de Rslilëdialioft - lC Ces èehèant) Kn caso de qúe et Emisor prevea un retraso en el pagÓ en : laüeúha de kdncimiento definitln inici : ilniunie en of ariiciilo 24 {Duración) antcritir, se compminetc • o notificarlo por iualjüiei inedio ii Eiltrfip con ol ínüno, dos (2) meses dé : iinieia‹iión a la i - "taha dé Vencimiento inicialmente . prcvisia (fa "Notificación ike Retraso*) . ficaci ó de .. kaLrsso,"el Emisor dencit‹ iidlézr a Eherílp ‘el mntivo del rotrmu previsto y el plaz . u áditiorim . qíie se ciiinproinete n respirar . Este plazp no deberá e . xccilcr de' dos (2) inexes : (en lo sucesivo ”klnzu de Subsiiniición”) . iuer«siónatIo; o (b) el Eojisor no lia notificado n tnerftp el pifixiinó rptraso cii v • l pagi› y no ninortize Iris Óbl . ígaeiones en la Fccha de V enciin icnio ; uedihoJn u • tacon ctenoa de un errcr aüininistrsci \ ’o o iócnico o le nna interrupción «n los sistemas de pago }‘ . si c . I p«go ss rv”Aliza dcr›rre de l‹›s ‹cho ( 6 } Días Háhiles siguientes : t la Fecha de Set cimiento o a) iii . tal del Plazo de Sub . ' • attsción, cgi‹n proceda} . so prodticir $ um Supuesto de lucun›pl iinicnto, y cl Rep re semente de la Masa podría dcolarür todos las Ohligo ¢ iones vencidas ' c x i' ibles, j \ int‹› con tus 22

îîcrc v”oti . xtstf un Cas de î 3 êfatrt ; ”«t r . n - rfij›, «n iaiit que Représentant de la Masst, pourra Jûclt«oi' exi¿tbla . l'întdgrxlitd des Obligations, »ugmwitees 4 es i : ntérûts cc \ irus «t : con encor ¢ pa}’és, des pë : Jalitñ - s dù retard cl de to?t?s sommes dynt uu .tiîrq du pr¿’sent fiontmt ; ct mu”ître nn. ‹euv ƒ c l’¢•xorcico'Ô«s sûretés. eî› taat qù’agc›1t .d••.s sÔr¢t5s. intcrescs deveiigados y no pagedos, las penolizacíones por demora en el pago, los costcs y cualesquicra somos adoudsdag en vii - ttid dcl presente Contrato : y ejercer stis ilereclios de grimnlfa, como agente de gamnt!z .f/. .S'/r/Juc'sfo.r z// /irrtorfiz‹/«i‹)zr u/zf/«//zorfu/or¿rsIy' Les èvdnernents constituant:‹ des cas d'ex il ibiliic anticipé sont les suivants (it Cns J'Exiglf›ilttt Antlelpf »):: - 19 s . intéid*ns fixis il l'aninlo . ¡Error! No : se onouenlra il ocig,cii üe ïo refêrcnsiti . vie sont I”úrtislc ¡üiz‹›r! No”ss encuentra a . I ór” de I 4 . KlCrcncia . et 2 a, il it'* : st }›as nc ad - * . i ¢ ü ente déraillúncc dans con délai de uile janrs. ca!endatres Á artir dc ( % dgte'dc ›aion \ cnt ra \ If s' cc"ncin - ou . iecl : ii ique . ou d"une itiicrruption : iies sysiúinea òè paielriúnt Cf si te paienient e - si e 'ffeciué òàns les huft . fflj . Jours Otivfc‘s ii . pur(iW de la dels de paieineiii ; - A I'e ccpiiiiti ilos drfütts ‹in yiet,ie . nt . ment íoniiés : it . In . süútii›n prècèderitc, riiie›tiici i rude motcriv • lle de . s cltcl : iriitions . on le dúfzt : t le r % inédie* dons un fiélai ‹íc quilize : ( 1 új ours ouviés aJ . x engs/qeiiït • nts . prís 2 t Dux bblt@Bt'ioiis a - ssiiin†e .• p ; ir l'Smet ur ‹lnns le prèsünt cotitrat ou dins H . protocoJe d’cti¡iugerticiu te h 5 c{ucStr 0 presente un sclde “inYu^n • ur ü celui piüvu, - Il existe ‘uno déftiilliince c - rois - *e rlù l'èm+tteur ou 4 ’ur . e autre' société ‹in groupe dans le cidre ü'itn aut'e firiancemeiit oatis lequel le PSFé ou le ftcprèscntant de la Masse a été inipli 5 uü, à larjuelle il n’a pas DU Non . - res}iect significatif par l'lÏiriciteur tte 1 . règle : netiuition *toéctcment appIic : ible aux ' • ntrepri,os tÎu secteur . attquel il n'est pas reinëùié dans un délai de quinze t 15 ) jours ouvrCs„ - irahsfürï ou cessi‹›n de tot›t cu ya 3 lio d< ƒ s açtt essentiels dt› Projet qtii etnpûcl \ c s’ubstnntïeÏlen ent t*Lntcttcur do poursuivie ).os síguiciitcs t \ .ccún.s uun.stit \ t)’¢ú s \ ipiicsI ‹›s de. ‹iinortizaci‹on itnticipadn forzosa j“Sitpue.stos de Am oriizaclóri Anticipada"): ml inscr £ s fi¡ado eli ei artIrúle : zJ no e pagve en la ficha de p • ago de intereses n jiic se refieren los ortfculos 22 y 23 y estes imp*go ido natr \ ral desde )a £sclta.de p PW ʸ • Salv'edoJ hoeha de }os infiumplimientds per inipago niencionados en el a{xmado anierior, inei • actitiiri mii'cri : il en Us maiiifestacïoiies . o iiicumpliinicntc • no subsanodo en un plazt› tlo • quincc ( 1 i) dias hét iies de los coinprom : sos 'otorgados y obligecit›tiüi asum idas per : e! Emisrn - en està cÓfitrato o el protocoI‹i de Qtic la C‹ie«ta úscrcw rt \ anterigzt un salúo inferior al ptevis!o, Que ten + lu_tiar un incumplimiento cruzado yor parte dt 1 Emiso r u otm soci 4 dnil del Grupo en otro financiación eis la quem hubiera interi'enide el PS 2 ’P o el Repr • sentniiie de In lvlasa, qite no hilbieril sido suksanado en el plozo previsto si efectu . IiJcump!ii›t ienio r»ateriol por parte' d‹•J Lmísor de la ru›rmaliva que le sea rle nplicación sufisanudo en un plazo de quince (15) días h‹abiies . ’l"ransinisióo o cesión de todo o paiae de los activos csc'neiales del Proyi : cto que im ! i t da sustancialmente que el ümisor continfíe opera 1 tdo o qüc lcnyan cl ettctc de redtjcit sucstunciíilmcnte su valor . 04/ 2024 PAPEL f - XÚLU SIVO PARA D OCUME NTOS NOTAR I ALES z ^.. ’ I B3754514 23

son actis'ité ou gut a pour elTet dc rëduire subsîantiellemeni sa valeur . Le commissaire . ßti,x cor : iptes de la Sociétć refuse de eertifier yes . étałs finiinciers ou émet uns'ou plusieurs rćsen'cs sur Yes stats financiers dc J*a ’i/ociétć, Let 'fontLs colimtcs dans Io cedre de l'éniíssion des Obiigølion› ne xont pns af 7 actds su fincnceïnenț”üu Projct t ¢ t q \ ›c cc dentíer est défini dane to prčon›bule du El auditor rle la . 9 ociedad se niegg a ccrtificar sus est 4 dos financieros o express nut o mäs reserves iobre los cstados b u tanciecas de la Socíeda‹L Los fióndös obteniilus iucdiantc 1 - . i enlisiön do las Obligncíones no se ut‹lieen para financier el Proyecto tal y como se define ćn el pteámbutõ ‹let prcsente Conlrato, o la Sosiedad ccśč dcfîńitivamcnic ca cl ejcïcicto dv la actívïdäd objsio del I ƒ ro'vectú . L'Éinetłeur on sa Soçiëii inèrr entame une Jirocéduro de faillite, dø prê - täillite, d'insolvabilita, de rcsiructurotion, tic lìctuidatíön, d'administration dø la fa . illite ; de concörd 0 t, d'accotd di päiement extrajudiciaire, ‹k . m 4 di 0 t!op de la fnillite ou de suspension des . paiemenîs confomićmsnt aux dispositioøs da ’tilre llt du Div re I I de la Lot esdagnoie slir lms l‹oíI 1 ítcs on d'autres procédiitcs similaires, . on i'autorisaiion : dti Reptösentant dè la lv 1 assè n!ii pas éië derñandet ct . óbteńùe Io 9 ïe cêtte a‹łîoris . ßtiozt est tequise . pat tit . loi of . pœ’ fe . cïiûlrac . .ti ast o« Jcv›*ôt. ilJèjjsł pour )a socieic detŚêctttčr: l'urlu quelčöńqua dù šes obfigati'ons au cîwe du présent Cõntrot, El Einisor o su Sociedad Mattiz inieie un ' pruccdini icu to conctirs«1, pre - conciirs‹il, de .insolvencia, de recstruüturación, de liquidaciön, de adminislración concursal, de eonvenió, de acuerdo extrajudicial de pagos, de medincìón ooncursal o de sospønsiún de pagos tonforme a Io dispueslo en el 2 ’ítulo III del . Lìbrn 11 de la . Ley Concursal ospafìo 1 a u ptio procedi@ento análogo . No se Eubiera solicitado . y obtoiiidt› eI permiso . del Repiesentante de lv Masa ciirndo este permíso țucra impemtix'n per ley o eontruto . Sea o se conViertri en slegal . parti i‹a Sociedad curnplir cualjuiera . de sus obliyacionts en vițñid del presente Contrato, (en conjunto, . ïõs "Supuosios de am ortizaciGu anilcipødu") : (.Ensemble İes.« Cøs ú*ExigibiIitt Aułicípé ›i.). À totit t»oicent ń conJptor de . le 3 urvunance d'un Ccx d’Esigìbiliiö . Anțisíjë et tan t qu e c i Cas ó’Extgibilitd Anticípć est en cmn, IN &cprčs«ntant dc lt \ "vtassu des Gbligataims, au : nom øi Pour le comply dcs Çfbligataires, pourra ¢ Ïùclai'er exïgibf e l'fntégraIi‹á des Ohfigatious . at‹gmentčca dčs intórfitš • ourc‹s ¢ t non : encere payüs et de tüutes sonlme s d \ us act tite dit présønt Contras . I . e Rvpréstntent dć Îa M‹tsse dcvrz tnctim en óc • ‹ncu re l'Énietievr par lotire rccommandc'e avcc - mcusè de rćception on précisaiit le Cns d'Exigibilitć Anticipë qui est •. urvcnu . Saris prc'judìce de l'exigibilitć iinroëdiato des sommv : s éventuelleineni ducs ćn cas ‹lc iliíf 8 tii de paieineni Yes intćrtts on d'uutres obligations . de paiemciu . En ct \ aIq lier ntomen . to despučs üc qu« se pr‹›duzca m› StJ}iuesțo de Airtorrizaci 6 ‹ 1 Anticipada y nii<niras cliche Sttpuesto dë Amortización Ant . icipiïdn esté en curso, cl ltepresentantc de In M«sa, en n ¢ mbre y yor cuenta de lus Obtigacinniatas, podrô dcclarar vuncidos y čxigibÎes togas los Obligaciunes . junto con los . int«r ¢ seS dčv ¢ ngados y no png«dcs, costcs }’ cual ¢ sqttiera canfidade‹ adćudadns en viitud dvl r 2 scntc Coritroto . El Reptesonialite dc la J'vlasa deberà iiotificar el veneini ientr ùnticipiido fornialmenle nJ Einisor por cni 4 a cenìficada con amuse de c‹ : cibo o vIa notnrial, ispccificando el Supuesto de Anaortirzcîón Ant icipiida que ąc ha ptcducì’Jc . 24

04/2024 I B3754513 t'Émčtteur dispose d'cn dólai d'un (I) moís é compter d • Is rčception de Jtt mise en demeure pcur prouc'dcr ou romboumsmCn £ des somtnes dues en vcitu du prdsent article .. Sin perjuícic de la eaigibllidad inmediata dc las can¢ídades que sc pudi«ran ndeudar en csso d« ink:ump!in1.icnțo rJe ubligßción de pago de ìnmmses u otrss obliyaciones de p4go, ct Emísor dispondrt do uti plazn dc uA (ł) mes desd« la rsccpción drl requerimieiito pura cfeciuor ct recinbolso do las cantidades exigidas bøjo Isle artieulo. 25

Its ëx'ćneinents com.stil uants des cas de dèfaut soct I - cs sup tcstos dc łn«H \ plimîentc 'łdn )os sJ uÎcntes, quc L a Socièté . ne paie pa s les intc'têts fi . xćs 8 l'ariiclc 21 it la date d e paieloeni dés intécéis fiise e fi l' 0 tticl e 22 ct il ri'est pa s reinúdi ¢ ñ ce dëfau t u e paieoi • nt dan e un délat de tr • nte . (30) jours oaieiidaires à compier de 18 date di ¡›eicn›ent ; sink si es . dćfoii d‹i jisiement est iiD 3 üiio erreúr” adintnlstniive ùa technique on å upc iniemipiiort des systémes . de paiëcient ct sì . le ¡›aiernmt est cl 7 ccfuć dam fin dćléi de hïiit ( 81 jöürs . la 5 Öc : ío*dëd nt› ycgue é 1 infčrës fijado ei 3 el art(ctJło 2 I en Inn Decl . ta de'pago de intcrcses n que se refisrc el . artlculo 22 y estc impago .. no se subsane en un plaza d e treifitît (30) dlas ttatur . a)es de . sde la fe?kc dc page, salvo . ąus este impado se dcba a un error adniinistratlvo o tćcnico o a utia iiiterrúpción dc los sisieinøs de po¡ ; o y Si ct pago se efectú a en un plaza dc ociio (8) Dias Flùbiles a partir de In Dechn . de pago .. iá”Soctété c e . paie jms è la Date d'lŻchéancs, ou à l*ssue du Œlai dv Rem • diatìon le cas eclićønt . ' toute somÚe due ƒ am’ ' titM‘ Öii rernbtïursèmétit dès Öbliğatioń s sau f . st cc aon - paieinsnt résulte d'un ’ erryur adiii in istrative on teclinirțue ov J*iini : interruption dat . systèrøüs de paiüțàçùt ët si : Ïc p«i«ment est efficioS dans let 'liuit . (8) : Jours . Ouwés suiy‹et la Uatu • d'čchüai cc, ou îe tcńrie ttu .. ’ t 35 lai d . e k«mćdiaticn Ic ¢ ms čchčant, sonfouri 6 merit aux diśpösítions de l'nrt iclc ¡Error! No . se . enct›entm cl orí $ • ea de In Sociednd no peace en la fechu prcrisia paru la AmoriizaciÓn Ordinaria o en In Fecho de Yencimiënto, o al final dcl Plgzo de Suósanaeié \ n ii prr'ccde . çualquièr ćanttdid de(›ida ert . celación can la ansortimci 6 n de las Obligaciones, a men‹›s que dicho iinpai ; o seä consvcueneia de un error adiu in is It . it ivo o tścti . ico . o de una inierrupciùn en . tas . sístemal de pago y Al pngo se rcaÎicc dentro'de los ‹icho l 8 ) Días Hàbiles siguienłes a . Jo Fêcha de Vc • iicimienlo, o sl final del Plazo dë Subsanación sí proc ¢ de, de confomîdad con lo dispuesto en cl artículo 30 y to Socìčté ne paie pcs'touit soinint due au t iire de l'article ¡Error! N 9 sv ,encu • - ntra el oțigeń de lia reforeńcia . . sattf si cc . . mon - pòïctrieni . ctsulte d'où èrreur odńiinistcntiv 4 ou technique oti d'une intcızüption des sj!semes de paieincni ot st le pàiement est cffcciiié fin 4 Íes hurt i 8 ) Jours ,OuVrćs suivant lc tonne du détsi . de un (1) mois . su . smentiönné . I? Socívdad, tras producirsr un Šupuesto de Am.ortizaciõn Anticípßdç nu pogue cțjGłquier ruma adeudada ert virtud del .zrtículu 32 a nt«łius .qi4e dicltn it1 \ piJgo se deba a un Guru administr•tiivc a tčcnicn o.ą unn in‹cmipciôn de los sísteinas öe pøgo y el pago se efecitie dentro de los ocho (8) Dias Hábiles sigtìierites a lu i in:ilizzciùii del plazo de un (1) mes antes msncîonadn. (čnseltzble les « C«s de Dêfaút »). (en conjunto, los "Su țiuestos de lncum plitu ientt›"). 34. C'drisdçuetice ife fy sitrretiorice if irø Cas Je Dèfuut 34. C‹›it»øcueiici‹is ‹le hts fiaqtuefifo« tie 7/rc4tn)›ftmicfłto Ś tciut. tJ3otttćnt ù coiupccr de łü s.urvenauce ¢t!uiJ Cas En ciialquitr inomentõ después de produv•.irse un de Dc•.taut, le Repróse \ t‹ \ nÏ cue lk MArse cies Supucsto de lncvirnpłiiiiicnto, ct hvJarc.scutante de la 2ô

04/ 2024 F'APEL EXCLU SIVO PARA DOCUMENTOS NOTÀ'RIALES Masa, en nombi - e y pßr ëiienta dç los . O . b . ligoeioñistas, podrd ejorcer . todos loș dereohosi łtetiones y røcursos aft virtud dcl presońte Cocmto . o quč de ôłÎa fr›w›a teng‹s üisppnibłc, insluido 1 a"eje 0 uúidii de Ias . garatiHas Penøllzacioots / Ic.tcrsxeø He. ficiui:re Al Emisor sr cotripiomste a pogat - . en. cøüecpt‹i .‹re penolizøciòn por su fnciimplim!eñto uitercses "do obhgacics› dc Iago . Esttø intøresss üe . domora la czcubn en bæu : ùtpode iner 4 s legal vigcnc cùando ct ucreedor sta un particulär qțić íiö a‹ : ióe con . tinex prnfmionales (cl "Tlpo łncremeiitndo"), ug 0 ń dicho New Tìpt› fncreineritado se aplicn, ímpngo hssta el reembolso iritegro de todss lits enntidules adeiidadu. True recibit inform,acíùń d'el :Gtrtìsor indicando el inform.arã in›ïtcdi.ntamente“6 ios GbftgśčîoJtțstas par eoinunİcací 6 n déberă itidic r los iitt*reses dø . deeiöra aplicodœs . Los Obligaøionistas ä‹iopttüi . eticiorie da dìc ios'iiitcrt es de detiiöră : iaso . al ftćprcscritnnte d< • la Masâö utilÎznr ct niaDdàiu . SEPT t ; ransmitido por ct Friiisor y cuàlquícr etro n^üdin disponiblč pan› cobi îïr loš iniereses ge deùtòra «stablccìdos en csłc agartado . Encrfip ô ; On su case, . dt 1 Łepr«scntant< ƒ dü î*a ktm 9 oaviarȘ unÈ Factura aI En*isor dctallanüo Jim f*rtuiacit \ c ndioional retsc . iut 1 üü» co» los intür= • s clt ‹Ien›ora dcscrtț : \ » m čsîe ‹î|sonodo . ztdiciotiaIn›entc ”a la. ctintiüades. aÔc d«dńs, oț EiTtisor sC co:tlpromet0 ü ßdelaniar los iimt1os necesßrios p8rlt El Ernisor dcberil adclarttar dishes fundt›s de in‹mera in mc fiats y suficicrlte para cubi ir İns gzstos previstos, prc›’ì‹i solicitud del reprcsentiinte de los acrec‹iores . I B3754512 Obligataires, au com . et pt›ur î« compte cms Obłigataires, pouzra ; exemer tuus droif*, actions et recours oti . titre du prd 8 ¢ nt Contrat+ en ce xtclos Pénalltts . / Inter $ N tie retail Is'ńm«tcut s'rngage à payer 8 titre de pćn • lit ¢ de rctatd rlœ intér 5 is de rclard ea cos dc neri‹msyect d'une obłìğatiôn àe paiemčnt : ”Ceé ïnf 0 Ytś' de ”retard söńt salcul 8 s str la base . du tent d’iniir £ t !ćgel en vígueiir lorsque . łe crfancier est un particulicr ii'agissarit pcs poiir dos btsoi . us pròfcssionìiels (lc « Tał@ Mn joit »), tel qu'iodiquć dans le lien servant : h// ¥ ;ï¿ń!ni › . ¿i' ›”iç ‹” - y›/ i/›//‹ . /” /›«•/“rd.;H íe't’:fi¿ › r›*‹//”‹'//.' ’/'““”I’./ Ce” Tłtțix Ñtajorć s'applïque á partit de la date cle dčfout jusęu’Bu retnhoctcxei1 \ «nt intćgral be înutüs les .sde la fećbã dé Ș@tt7İ.Tt4S’ÓU0g, Des r 6 csptÎun . d'uae infoi'›aaticn d« l'ÉmetieHr iùdiquant le rciord dii păteiiistit, le Rep iseßltiwt tie lã Îvtassé en iril rmøra ìinmédiøternerit los . ObIi 5 øtnircs reirnso en el psgo, .el RepreseritAnte fo - .la. NțfiFa .par..courrier,électi'oniqiio ‹›u pnr tout :autm .moy«n dìśponililo, Cetto e‹imhienícntion indiqiiünt l'ìntétèt corïec ełe<tz6ntco o cualfjûLor media:öiśpońtbłß. Êsts do retard applir¡Ué: Let Oblïgataireş acciptcrti tie. t›éiiëficicr dc ceÏ iniétèt ‹k: tetatd. I..'É»i«ttcur ›i.utoris«”«xpressćinent Ëttcrùp et, Iv• cat ücİiénnf, Ic Rcprfis‹intnrit dc• tüssse í \ uiiliser fe manJat El Emisor aittorizs eSpte*aniente n .ElmCp 3•;.,tn so SfiPA irønsrøii' par l'üiric•,ieur. ct tou* sutre. múyen disponible pour perce oír les inrćrèlŚ. d•• rețard. visćs üü présent parag'rn(›lie. Ener *r «•: • cas échćaiit, le lt prè entant de Mousse adre.ssem .ò l'*mettaur une feature détaillant. la Iăcturation rl<•s ințvtèts suppIćmGnțaiiês. Frs is En plus dcs moments dus, l'Émettettr s’engagc • ù avaneer les tonds itüc - essaires pour couvrir tous lms fruis et dépenses d • 9 ƒ * s • 1 • nature que ce soii sțłrvenant nu court de cette . exüc - utiori . , y coirpris les frnis bancaires . judicinires, juridi‹jucs, de banque st tout auO‘e tiais núceşsaire ‹u l'exćctition correcte vt corńpÎètc dcs ğaUHntie - s . L'Émetleur avancera ces fonds rspidenaeni ct suffisammetit pour couvrir lcs dćpetises prćsucs 5 lv demaride Ju reprć . xcr . tent des erünr›cîers, qiii pt ćsentern une estimation rnisotinabłe dø celles - cí . Sì i“Êmetteur ne fotirnit pas Ice foi‹Gs demandćs 'u 27 quiet prcscntarú una estimaciön mzonablc de lós mismos . En el caso de que el Emisor mo prôporcione los fiendos solicitados con ceräcter pîevio, Ins obligarìonistas o su mpresentartte podrân asumir los ga . sins neccsorios y exigir el reembül . so inmediäto al Emisor . piesentando las correspondieiites factuias o justificantes de pago . Esta obligacióri de ‹adelanlo de foudos por püîte dcl Emisor es de . apłicećìôn ãutoo›ttica” . 'v nú ïtqcłicre de nitlgitaa sclicitud adìcional p«a su cui»ğJił»ícnto, t, • arantiznndo eel la ofectivìdad de Îa . njcciición dv lbs l'avønce, res oblígaîaires ou leur reprćsentant peuvent prcndre en charge les dćpcoses nécessaircu ct cn demandc • r le reinboursømeni iinintdiat fi l'Émetieur sur piésentaiion des factures on preuves de paìemetii eorrespondanas . Ceiie obligation d'zvance de l'Emsttciir est d’applicntÏon nutomzttique et nc i›ćcessiie aïfctjne den aridË supplčmenlaire pour scn cxćcîitioc, assurant ainsi : lÏffÏeaciič dé la mis”e en œu \ z ¢ dos ga›antics . 28

YI. hANCîł 7 I . øs Obligotøires som infonnös que lTmetieur . Cmartca hobituellcmieni ses opératio 1 )s d'approvisiooiieincni per Io biais de lignes de crfdit qui ìui pennetteiit de finances le bonds de rouletnent jusqu!à sa vonte, øt qu'il dispcse ucluelloinent tİes lignes d • crédit suivantcu : Banco Suritan‹!er, S.A. / 4.000.0ô0 C: y rcnouvelleiøein annunl / soldc tiré dø 1.Hİ2.738 C Se ififorma a löś Obligæioni 5 tas qcć el ûnJisor fin«nćis dc Fowta . habêual . sus op • ración ¢ s dc aprovisi”onomiento a trovčs de Iíneas de cr 2 dito qur Je permltai fînaneíar . țł cìrčułanț« )iasta śd vcnta, y quv • en la actuałidad . mantiene àbi«rtas İas siguicftt«s : Ban ¢ ę Sant«rtd«r, . S . A . / 4 . 000 . 000 € . / rónó'vaciÓń ahual / saido diśpue 6 to d* 1 . 0 : ł 2 . 738 . C : BftVA f 3.ti00.0G0è / rcøøuvaltement annuel /selde utilise de 270.8G6 £. BBVA / 3.Ił0D.000 6 / rrnoúaciôn en«aI / soldo dispuceio dč 270.86fi:C, ” é ßANCA Coq›oraciùn. Danćoria, .g,› \ . / ”700. 000 E / rc»ouvclIctnent annu«l / Hold« ABANCA Corporøcióu Beiicaria, S . A . / 70 Ò : 000 E/ E 0 OOv 8 citn 8 ttîł 8 l /S 8 läö dİsptłe 4 to do 0 ’t . nama do Sabad‹il. s,A. / 2. 4oc 00o c / renuuvelÎetnsnt onnuel / sol5a tin dø.ft g. CalxaBank, .6.. \ . - y.ș{jğ.ğ{}ğ .Ęf Reiïouvetle›n=tt anntic!/ Sr›lds - pĞluvč de 2.308.058 E. œaMl4M0dbpxsMde2l0#0S¥ . El saldo ‹iispuesto indietidu hacc mfer«øeiti at S I dG dicientbre.de 202a. kc soldr fin se rćfYrc au fi 1 dècembie 2023 . Lcsòiies lîgncs ont un moment ma, imum dispoiïibİe deodoiim millions six cent rnille euros(Cl 2 . 600 . 000 ), plu 3 lms intétëts, file frals út lex i . 'ideinnités . . lc cue échdant (ct - oprëa, la * Dcttc llancnire ›) . Qut . diehas linøus tianen uu impcrte ñiâ . xîmo dispunible de duce isiillnnes neiscientos mil eiircs t 1 * . óö 0 . 000 E), m 8 s intcrcses . castes e îrtdmm ¥ tizacíon • s . si las hubierc (en adchat • , Iä” "Dttióu ll naaø r . iè /”) . ÀSiinésmø, e! Einîsor cuenta co•i iinos prćstarnos ICO ins “Prëstemos ICO') peiadicntes dù amcatiz‹ - ø' por orte pendieni« d sz*.236 C, Estd prevîsío su coinpleto pø¿uo duríulte eł pr•mier semexttc de 2025 - 3 6. Ramp ales Oòf*yoJrotts 'f‘out paíc•› vnt tie mol tai \ ts dus ț›‘ur İ' Mtrtteur at x Tłțulaire% de Titres ctt rai.s‹›n dcs Tìtre. Cualquier pago cIe ciintìilжdes iitieudedas por el Emisor a los Obligacioniston due ttaiga causa de lms Oblígzciones *oust pss ot ns scra pas stihoi”donnü ù i‹t sat1'îłàcłion rim toutc autr2 crćat \ u - c prü”›orttn ou Ititurø dt - l'CtJ etteur. no est.i nì est•irii. subcrdinaJu u la satisfacciùi tie nillgítsx olro erètlìto presente o futuro del 04f2024 PAPEcExCLUSVOPARADOCUMENTOSWOîARALES I B3754511

\ '1ł. L'ünactteur tt le Rcprćsoritant de la Massa tiendront un ül Einisor y el Reprcscntnnte de İa NJnsu ceiobrarân Üomite dø Suivi selnestr.iel pendant tonic la dune de un Coniilé de Segiiiirtieiito seiræstral durante toòu la 1’ümissìon telle visée à l'arricle ,frror! No se El fin isor se c‹impromete, has ta que tt›das lits sumas débidas en virnid dv la prs'ante limišión hayan sidn efectivainenle reembolsadas, a no conceded R OtfOS acrec‹ 4 ores, incluîdõs cualesquiera tituleres de valorcs u obligacitinu • s distinlös de Nos . ; Obligaciõnisias reprcsentodos por ei Reprcsentanîe de la daSs ninguná príorided en euanto ia su rango en tćrininos de patio, incluido en caso de ljquidaciön o disolticiòn de la Socicdad, o en caso de vent a total de . 1 q Söcie ; iad o de sus uctivos o tras la aperture de un procedimiento de cooctirso o administrgeión judićiol, sin concedes los misnios derechos a los Obli¡ ; acîonistas obitețo dc la presents Eniisión o de oualquier einisiòn Jc Obligaiìones asiitiilable dø confomiidad . con io dispu •• sto èn el . Artlculo 9 del fionireto . El : Emiioć . *e compromite n . quê, tiæsln ciue iodñs las Obltgaciones . hayan sido sinortizadas, ono otorgară, ni pennttirâ .. qu« subsists, . sabre Virus acriyos a ingfesôs presences o fúturo 3 , . ï›î! 1 giln • x . pÎcnda, hipctcca . cargo c oEa garantfa dp cuaIQuieï tipo, como . garanth öe cuñlquier endeudamiento susćr . (tr .. u g*rartizzdo p‹ir éİ . Emisor daspuës de qve firs Ğbligaciones iíayen iido emiiidas . sin otorgài ; a mGs .. tärdăr en 'la miima . fecha, gøranłías : rea 1 es equivalcritcs dø Fango jiø»i . @«a'sit . e lüvor dc ca ¢ ta Obligacionîsta . Esta disposició« no se aplica s los titulätos de obligacioneg que sc cillitan postvrìonnente cuando diehos óblițaciõnìștas citćii I . os dos párr . ufos ițimediaioinente anleridm no . se aplicarżti cuando se flew a otibo ona Lmisi‹in dc ltefinanciacíón cuyo objetivo ss h s! r*b ƒ de todas las émtidades fideudödns bajo el pre . sciite Contrato . o cuando se ccucedan las gañmtlas rtíspcioìiadas con dl proviti consentimiento . expreso y por escrito . del ltepreientrinte . de Masa . L‘fimetteur s'engaj ; e, juxqu'ù ce que touts les ›ommes dues ău titre de la présente 'mission aíent été êffntiveînent i cm broursücs, ä rte pcs nccor‹lcr à d'aulres créanciers, . 3 ' comprìs tout dćtenteur de . titres ou d'obligaiiötis autres que les Obligntaires représentés par Enerțip le Reprësentant de la b'Iassc • , true quelconque príoriiê quant ù lsur rang en tonnes de paiemcnt, j compare en cas de liquidaiion on de dis † olitİiiiii de lvi Sociütë, on en cis de cession totale de ml So«ićté ou . dë . sc actifs . oü á la suxs dc l’cuvcïtu‹ø d'cłnc ptocćdure dlnsolvabilitć ou d« iedrússemeńt judicíiiire, säns accorder les mütnes droiis eiix tiliilairei d'Obligations faisant l'objet de la pt'acute Omission oii flew toutc Omission comparable d‘Obiíjitio . os con foniićiiient and dispositions de )'arlicle 0 du Go : ntraL ì . ’Énietteiir s'enğage . jugqu'à ce qcs tomes lcs Obİigatior ; i àient . ë 16 tcmboursèes, à ne pițs Recorder ou 1 aisscr . subsister, sur .. ses aétits . on rtvenus prćseîits öu futurs, . un gage, rue Ii 3 'poihëque, . who charğe on tìne autre ifirețé de . quelqtïs torture que ce soit, en garantie de totite d . ette contmctte on qaranİ . ie pnr l'Émctteur ayzùs l'ùmission dc . s Obligations, sans accorded, u plus tãrd iA la rno'tfìe . date . dy . s sñrelćs . èqñfvalentes pari păssu en favour . de chaque dćieriteur d'Oblibations . Ceile disp‹xsitiorï nc s'applique pas nut Oćicnteurs . ñobtiyaiións à émettrë ukérietiremeiit plr fincrfip on uıie sociêtć de son gjoupe . Les deux paragraphcs qri prééùdent ne s'app 1 iquen . t pas ’lorsqu‘uno Úalission de . kefînan . cement est cntrèpńse dans 1 . e ’bet di› paieme»t dc tous Ice : montants d‹iș en vertu du present A . cic où lor 8 qtïc )es garantics susnientiontiëss śont accordččs ', • 'c« l'accozd ćcrit prćal«ble et cxprús du keprćsentant de Masse . 30 encucntrft el prigcn dt la r 4 fc • rcnc in . (Ó/z 7 ’‹ . c' d •• I ’ £ i›ipriini) du CoMrmt . tls paz cront crs . rovHe l«s poi . nts silivant* : t . MoIiv+ d« .la dette hatlcaire os Iiyn«s q \ ti les 2. . Conirnts intra - gioupe ; 3. i:rat, des prér.s ICO. ba prete ière rètitiioii . est fixée äu Bd décembre 2 il 2 J, cllr aùi's lieu par tout mg' -- ri dé tñltcommiinication ou 'de visioconférence oti, nu sitgc soctal du Représentant x'ígencio de la Emisión a que se refiere el wtlcülo z4 {Óiinarión del Con trató. kcposüzán los sigutci tes puittps: l. Estado de la Deuda {36ncan:a. o lineas quc its sustituyan., 2. Contratos iritragrupo; 3.. I - st‹aJn ‹le !o:s l’r4st«nes lCt2, 1 .. a primera . reunión es : 8 fijiid, par a el 16 d •• diéiembre de 2024 y iciidró lugar por cuelqtiíer medio d e telecomuaitaiión n vidcncontémncie e en vi domicilio aficisl del Representante d e . bfiosa - L'Emetteur déclnrv et gurani ic cxpms mmit, il la.date dL síqnature ‹1 u présünt Central. et tant que le Contrae - Qu’ ( . 1 csi une soeîJit . rcgolicrèiiient c‹instltuëe er immatriculée en 1 . opaque .; - Qu’it a . toute capacité* . juriiliqñe ct tons rIocuTneri . te contraciuets oaxquels i! est pnrtió” a - otoFïsstiE›n”s” rcqulses” ïclútivert 1 çnt ït la cond . lll»icn, I*exücuti”dn, . la vbtïditó et 1 *cp{›tisobiÏité de Can \ rat ant XIX obt ïiue¿ et sont plcin ¢ ii”+cnt cTF c*ivv”s ; - Q»d le C . otitrat nu üoritrcl ícnt à èucúfïc dispps*tion Iógale : ou . ststutóir 2 , y comyrrs . Ïe reglcx qu i liii sont applicables daiís le cadre cic • sa cot tlon au NASOAQ . Edu do . sea . aiiti'es docutnetits const‹iotifá, rii A eucuu coiitrat on aecor‹l miguel' il c . st pailie rm par lequei ii caí Que I« : Contrat . et›ntient . ‹les ot›!i ; jations lëg - «les et valables qtii le lient et ont force obÏigatoire ù son égard ; - Qu’elle tie fiiit pas l'objet d'une pcocùdurv ‹le faillite . de pré - insolvabilitë, d'inzttlviibilité, de restructuration, dc liquidation . d'adiîiinfsiratitin de t'insolvmbil •: è, de concordat, de règlement extra . jñdicinire, de fnediat ion en naotière d'insolvabilité ou de c • essa 1 ion de paiement centÔrmümcnt ¡rue dispositions dü titre IIl du livre Il de la !oi espagnole sur l'iiisolvabilitc ou de toutes autre procédure similaire ; - Ùuc • 1 ' metteur c'ait pas véolisi d' : ›utre Et Einiáór dcclarii )’ gar . 1 ntíza . e : xprasainentc, ec . la fecEa de lq firma del presente Contmto y tríeiitias éste pemiiúezea eii vigor : Es uno sociedad dabidarn‹ : nte nonstltuitla y régistrxdaeb .: Espafie ; - Que ttene . ilena capac(dnil jurídica . y fncultniles Fd*tt cel 9 b y Ejecutar cada un‹› dé ) 0 s üósume»tos cuitlracluu . ic . s le los que es partei y eri, particulot el . Coutráto ;. y qec . xc .. han obtenidó y' . son plényrntrite Ghctims todos las aúlorizSeloEes . iieiiüaiias pam la celet›rnclón ;. . tjecuclt›n, . V . 3 lídez y' exigibilidad d* 1 . Cóiitmtin sus . deinás iloctimentos con . siitutivss, . ni . ningdit cotttr tú' c acúer 4 o ¢ ts! que sep pst'fc ue cl Contrato contiene ohh acion ic • ldg • ales y válidas que le son vinculnntrs y exigibles ; adruiuistreciñr* cmncursai, de exinvenio, de u . cuerdo - eXti*judicial de pngos . de mediación cnncurS*dl o de suspcnsiiic de pagos conftiniic • a la dispuesto en el ’título 11 . 1 dcl Libro II de lu Ley Concursal es afiola u otro procedimiento m 1 á 1 OhÓ ; Que el Emisor tio ha llcvado s ciibo níng'una otra emisión de obligaciolii : s previamente, asimismo, no ha TJcvado a oabo i›ingu»a operación de financ!acidft particit›atíva {ctowdFu IdlngJ en Tus último . s 12 meses ‹que tmytda 1 \ üvar a dobí la presente Emisión : yor el it tynrte picvísto ; 04/2024 i - % - :* PAPEL EXC LUSIVO PARA DOC UL1E MÍOS NOTAS IALES I B3754510 31

demiers me's qvi l'enlpêchcrait de rćaliscr lv prc'sente 2 missio» poiJi : le moctartt eavîsagć ; Qu'íl a reçu has ìníormaríons su . ffisantes pour consentir ù la conclusion du Contraț ; ct Qie see oFtlîgatiÓns an titre du prêsënt Corittat som conformes i In iégislation du pè ; s dans lcqiieİ i 1 a sow siège social ; qti‘elles sont valables, exćcutoires et qu'ellcs peuvetlt ctre invoquées dex'ant lbs tribuunux . ğ«’iJ inainti • ndra mm»fimdwz á toci moiñent le soJde minimum du Corriptø Séquestrc . Qu'i 1 ne disİcihusra pas de dividsndes ou ü'acoj‹ 1 yt«s a . ux acłionnßircs taaț que les Obligntio»s seroń . t en circttlalìõn . . Le kćyrćscntailc du la Mosse yeut autnrisei ccs ” îictions lorsqu'elles . s‹›i›t destinččs à ëlrc réntisëc's au proÑt d'actionriaiïes . mi»oritairøs détenant Yes actions cot*tes en boursü . Que tout paiement eff‹ictu‹i íì des soci‹ii› du Ciroupe on ù dcs parties liées le sera stricićment dans des co 9 ditíõпs dc concurrence notinalo . Qtie toutes informations . prësentćes söní eorrectes ”it suffisentes poitr psrmetłrii äuii investisseurs d'ëvalüer la souscrìptioil dev Obligations, et il n'existc pas úe passif, d'ćventualiie öu th rtciaiuaúoi ; pertiiienie qui poitrraiî moJifi«r î ¢ ur imtcnt iun ct'invc»tî›', ii tiist pi€Ÿu stir 1 ć base d< la rčał . i*c ačtuclJ ¢ . Que ha recibìdo safieìente iriforiużeión pars dnr su consentimiento n la eelebrnciôn del Contrnto ; Qtie las obli¡ ; acioncs quo Je irtcwnben en vìrtod del prcscnte Ccititrttte se ; ‹juxtan a la legislación del pmís en è 1 que lime su dornicilio social, son vúlidøs, le ecu ópönïbles y pueden haüerse valer ante los tribunałcs . Mobtcmdrzt en todõ iriömeńto el saldo th(fiiizłO em Iß Ct 4 Ctjta”É 9 crOw, No distribuirá dividendöš . nî cantîdadés a cuënia a los acciorïistès en tăntu en cuanto las ObllgaGiones ¡›ennanezc . an viyas . El Reprcsentañte dë . lit lvlasa podrá autoi 5 zar estas acuaöiönos cuzndo se pr unJ : tn realìzaț en fsüor . de ’ los accioiiistas niinoritarios pròpictäiioi ‹ 4 ‹ - acciönes üotizadas . $ìu lqui pa' d eh 'ti " h .es¡rîéiaotgnie ën.epiidì‹i3nnes de morendn. La infõrmaćión ‘prêsent‹ad{a ës çorrcetu y ’sufici‹n 1 te a . los efectos'd 9 ttue los invcrhorcs pueôiii . vilôrar . İa - sii!scripcitin de Öbllgzciones, no existíehdó ai jrcïîćrtdo ; se ča : base a la realidad octuaf,›ła . exîstcrtcía dc pasiyos, conlingêiiciis o ieclamaciones reles'antcs t ; tte pudíeiatt awe rat’'en inlc nciùit 'de ińvsrtir . .*f. Anri - blniiçtii:o Jc cApitdfes Daps le prüsent Article, lcs tvriucs ci - dc::soiis Soiat définies comme ce qui suit : « lroNpc» : dfsigneuno enflW 4 úonomrquc ensemble de sociétés . « I ays . sanil : ioauć » : dćyigne tin pays on un ierritoire qui fait, oii dont le gouvern<tiienÎ fa it, J'objet d'unč qüelcoiique Sanction intdr ¢ lisant de taçon gćnćrale lbs rc 1 acion/s a'vec ledtt gouvcmeincnt, pays ou territÒire, ce potsintes, tiba, 1’Iron, la Corée du Nord, le Soudan ct la Syrie. t‹ Snnetion » ' dtsigHe totites sanctions. c'eon‹nniqut› on comtncrcialcs oti niesures rcstrictiveú adoptócs, nclminislrücs, inïposfi«s JtGN8üOlu Ú 1 ÜU )UniOC LUñ¡)Č(:lc Cn est artłculo, los ttrtnirios “ que figlirnn a continuäčiói se definen dcl sigùienta modõr una so‹iiьdad . que controls tin grupo dc soctededes en el seoiido del nrtieulo'Li .. * 33 - 3 del Código de Comercìe frwicés . territorio quê estó, o ćiiyo . gobiemo est 4 , sujeto tt ccaltjuier Snnci . 6 n que prohlba dc forrńa ąpn . ercI lbs rélačìone ”«on dicho gobict - hÓ, pals ö terriiorio, inc Iu›’endo, sin )ia›itnción, a partir Je la fcćh : t del pcúscntc docctm . cntq, Cub«, hoc, Corea d<î Nônc, Sudãn y Siris . "Saiicłón” slgtłifica cuaTqtlìur sanuińn eco»ómica ‹› comerciol n rriedi ¢ la restricilvn adcptada, aün inistr«d • , imixl«sta o a{›Iicuda pur IB Ofici : na de Canlrol ‹I‹ • Tryivez Fri› - ery‹'r‹'s t 0 F . IC› dcl 32

ct/on la R . @ub! . iquè française mt/ou Io’ Roya‹cma d'Espsgnc 6 t/ou te Tîtsor bntanniqit« ( 7 he Mo/shy ïf *t/rp) oct touta autre autoriØ compćtonte eo matičre de s 4 nclioiis . Døpartayiettto . del Ti • saru de EE : I/C/ . , ct Departa øi c • itta de Mind a de 6 f - I/tJ . , el Coństjo dc Seguridad de los Naciones Utiidos y/o la Unión Europca y/o la kep 0 bliüa F tncesa yfo aI T‹ • aoïo d • finn 6 fa)asiad o cualquier otra outocidart SBlicİOTtadofa COfIspe?5tłtC. En application de la Œglomontalion rtleGvu contrc le blancliiment dev : capitaux ct le des øcCivitčs tcrrorìsfes et d • s articles L .: ” śdi - 2 m‹ suivasLs du Code monćtaim ct financier, 4 s socićłć dčslare : Err aplicacidn dv la normativn røłpłi*a a la luclța contra oI blanqueo äe capitalcs . y la financiaciún dc nctividades ie rr anstas y de los arttculos L . fi 61 - 2 y froncts, lv Socicdnd ‹leclarn . : (ii) Que l'origine ‹ins lends teçus par l'Émeneur ne proYicnt pay ldgîslation quí Iu (iüì Qti'«lle n'a pøs a : l'crigine dos bicns ou mvcnus ğ 0 l'sytcur d'un cńmo ou d'uü d 5 liL Oyanf procurd à ¢ dłui - oi ufi țîroÿt diinct öu indirect ; iii apportò îin coneriiit* à uaii opèration ‹ie placetncilr, ‹îø disilmuțøtiori . on do conversion du produit ditict on indittct din crime . uu d'uii dêlit òu an íf 0 øneernant (i) aćtúa en en pmpio iiömbre ; toe f'ondos recibidos par !ä Sociedad para la suscńpci 4 n de acciones de la Soeiedad o ln constituči 6 n de antisipos «n cuonta corrioatø son de origen lícíCo y no procoden de rna actividad cniłtraiia n la logìslación que le cs aplićablø, en pørtieutär el ’Fltulo VI iitulsdo "Oblîğaeiönes relatives a lia lucita ‹róträ ct blanqué 4 d‹s capitoI • s” dcl Libto V del Código kłot›euirio 7 Financiers ;. y i¡ue nor høyø facilítado por ntngún iiiedio la falsa jusiifioaciöti del origin del patriwiiinio o de los tngresös del aiitor de un delito o fiøl : a habiendo procurado o ćste uri bencfi‹äo directs o ind imc ta, ii i prmtado ayuda e* nun opemcíôn de invctsiòn, ocultüciòn o cöiix • eisîón del products direrio o indirc • cto d e un delito o faltø o en lø FĞon*iación de trna actividAd Saul[•our ies aetionnaires qu! te sont par l’acquÏsiİion , d'actiõns sur du's marchčs cńt s, I'Émetteur s*engagc égatemmit d íăìre respected ceae claïse par tour nouvël Associć entrant an son capital. Be facto, la Sccidtd s'engage fi ce que lout Tirrs qui interviendrøit dans le ¢ adre de c 2 s Projcts, reşpccte les disposìrjorïs du titre VI întîtułé « Obligations relatives 5 )a łuttc comm 1 e błapclinJent tJe capltarix » du îivrg V dc Code Monétaire ct Ficeneier ct la Loi 1 OI*O 1 O sur 1 s prévention du blaischiment de capitaux el du fínancen •. ent du terrorisme . Salvo en el case de acciotiisttis qłic lo sean por ailqiiisieiórl de accioiass can ineic 0 dos øotiz dos, In SoçìeJnd hurt : bićn se coinproiiiete n b • nrantiznr el cumplimiento‘de esta cl 3 usula por parte de cualquier nüevo Accionùsia due adquiera lina partisipación en el capital dela Sociediid, en pitrtieular en rølaciõn con cua!quier cmisión propuusia dc snores que den dc • reeho inmediatu o ftituro a una parte del capital o de las dcrechos de vote de lä Sociedad . De Pacto, lv Socìedad sC cornproineis a garfintizær que cnalquiGr Tercere impficado en este proyecto ciimpta las disposíciones del 3 ’Itu!o Vl Ütulado 'Obli 5 sciones 04f2024 PAPEL EXCLUSIVO PARA DOCUMENTOS NOTARIALES I B375450 9 33

retativas a 1s luiha contra el blanqueo de capiioles" del Libro V del C?ñdigo Monetario y Firianciero. l - ’Émottevir we contribuc pas ct n'a püs contribué ä dev operations susceptibles d"íItre qualifiers oti éevéRwit la qu‹a)ificaiíon juríJi 5 ue de blanchimeni de capital on de fitiancement du terrorisme . La Sociednd no contríbuye, ni tea eontribuido, a operecioncs que pucdañ ser o scan calificodas 1 c aliztente c‹›mo blanqitco dc cayit 8 łcs c . Îinoit ¢ iacìõn del t«rrorismo . Le cas r‘ • ł ćan‹, c I› . que l'art 5 e s'engage à tnettr ¢ : t dìsyosition . du Sousurîptcur toltte infon : 1 ałiot› qïii sefaït ruquise IćgRlemcnt a posțeriori dans lc cadcc tte 1 a luîtc anłi - blanchìment . En su cnso ; eI Eiriisör s . c cotnpromete a pouer n disposición de los Obligacioiiistas cualquier inforinaoön que pueda ser le¡ ; iImenie . requel ida a posteriorí a c • fectos de Ii‹cha contra el blanqiieo do capttalcs . 1 . 'f . metttiir est informs que lcSouscriptetir est assujetłi tlux obligations de liitte contre le blancliiment dês c : ipit,u x ct le finanGemenl du tarroÜsine, préŸues par Inn dis¡iositions des sections 2 ù 7 dir chapitre 1 ' du fl‘itre Y 1 , Livre V du Code moaétaire et finaricier it per IuS dispositions du ltć 3 lciucni Général d e İ'Autorité dos Marchés hinenciers .. Por la presexte se ïnScn+ia”aI E nisor dc qu e el PSFP cst • \ sujeto R la's ob 1 igacion«s dc lucha conm el bł . anqueo de capiiałes y la financiacïón . do) ter - ro ismo 'eslahlccirtas en las dispcsicionex de las seccìoiles ź a 7 de l caplÎUlo I de] Tfțulo V!, Lihro V dü 1 Cödigo łv 1 onctarip y ËJaaocìeÎo francć 3 y los disposiciones d«I . k«yłaa 1 eńto ¢ icneral dv la Auförí‹š des Marches inańcičrš. A ce titre, cțiacnne dcs Parties es l tenor d e déclarer aux àutorJtés comnêlentes (i) Its tjpératifins portant sur - des sommos dont its sa*ent, šoupçrinnent ou out de honnes misons de soupçõnñér (e) qu'ollcs prö . vieniient d*une refraction paisible d'iine pcino . prim . it ive dë liòertê . supèriiure à un (1) an on (b) partiüipøni au finmac • - iu eiit Jtt terrorisme, aínsí quo (ii) toüte . ' opération pour laąuclls t'idcntíić du doñneur d*ordrc on dix bćnüfic îaire offectif oii du constituatit d'tin fends fidueiaire on de tout curre instrument d e bastion d'un połriiztoin ¢ d’affż ¢ tat . ion test e doutcusc rnälgr . 1 es dìligcyccs qił'ils sönt teúus ü*cITccttter, . 4 clii rcspecto, cl timi \ • or cstà nbligado a coinunicar a las atiloridød cüJspetèiJțes (i) IN tiansaccìones que irñțiłìjuen'sumas que Sepnß, sospøchtn o tengan motiîos funclädoiparæsospecİiar que(a) pix›cedcn de un delito pens priviitiva . ‹ 1 e libertsd . financïncióii do! teirotisino, Psi coino (ii) cualquier tratisaccìóti respects de In oral lu identìdztd . Tel ordenanle o . dci bencficiario efectivo o del fideiaoinitente de un fondo fiduciario o tIe ettul 9 ul ør otro înslruinento pars la gcsti‹›n . de acțivos côń tincs espucİates sigè símdó dudos‹a a peśar de'la dilÎgencia üv • biüa que cstén obligadoś A I 1 ¢ v«r a śäbo . Eïans lgs conditions prèvucs par IN rëgleuientiatioui il doit' aussi s’abstenir d'effectucr töüte opčratioø dönt il soupçonne qti'elle esLliče an . blimey imeút des cipiiaux on *u financeitaent . du tert‘orisme . En las . ”condic! . ants estîtblecidas eit la ‹›orm 8 tiva . cada Patte debt tømf›ién absieneryc' ‹I' : reializnr cüakJilier trnnsecćión de ts que sospeche que estn rc • lncionada com oI blanqțieo cfc cupitale . s i› 1 s finaliciaciön del Par ailleurs, l'Kinetreur s'engògc ã respecter l'ensrniblc des Réglctnentations Anti - Corruption ct fi ne pas olili . scr le Montant Coilectë dsiis des općratioøs quí constituent on eoncoureiit à un mete he . corruption on dc Adcm‹us, la Sõciedad so compromete a cumplìr todas los norrnas anticomipción y a no utilizar los ingmsos de la ümisi 6 . n . de Obligaeioncà c • n transacciones i}ue constitityan o contribu›'au a un acto de cotrupciön o En outre, l'Einetteur déclurć qu'clle a prìs toutês les rnesures nécessaires c • t, lc cas . ćchćnnt, qu'ellc a nùtnmment adoptü •• t pu’ellc met ün œuvie des pracćdurv ƒ s ct coles de botuie cunduitć afin de prüve 1 . Îr t 0 tltc v”icI : iti‹›n miss kü g tel \ JcitluI ioiis Anïi - Ft›rnipiioIJ . Á‹teinús, la Soci ¢ dad declare que ha tonJado tudas las inedidas nucesnriøs y, cn su caso . ha adoptado y iiplicado proccdimîentos y cȘ‹liÿos de conducia para conncissancc, auctmc so¢ićï£ du Gïc«p¢, ci auci›ń dv agents ou : einployés n's ixerćč une activity, ii'a to . mmis d'acte . you . ne s'est comporit d’un . e msnits susceptible d'eiifraindre les lois et nígleinentøÍiois on matitro de hıtc centre 1 s blartchiiiicot de capítsux ou la .. carruption . en vigueur dans toute }urtüt ¢ tion uuaïyúteote . Å cet ćgard, dčcłure quo l«s òóuí 6 łó+ ¢ lu Groups nc coat pas dčtsi› \ les oti contz 0 lćcs par : uue (nos) pøiso.ture(s) üonctionnte(s) ; on urio pertonn • siiućc,.constitute on rtsłdttnt A ce tttm, ches dćclars.nt 9»t .lcs sosičfčs dit ÇÏrouyc Ma SOflfÿDS' uiic P‹ sonne föisant l'objet iiü Sausiíon(s) unO PGsonnc .i{uR, eusÜNée uu ?ó•idoitod+u›stmfeyv3*ucłtonnl Lux soalétés du Urotipe curt pris toutes les tnesures nčçcssáircs ct qrtt nota‹nmøni edopÏč ct m 0 tt«śt en ecu we des pro ¢ édurss eč ligncs ôe cnń 4 úitc »d uãtes aùn 4 e pf 4 vanîr tout» víi›łatîon de ce . s łoîs, r 'gİcmønØtions et rćglvs* Les Jécİøiatíoiis . faites ct - dessus à lv òete dos prêsentes dćtientlra One Ob 1 it ; ntion ćríiise per i'Krnetțeiir wiier cuaî.quier łnłîacción. dc to normutivß cntÏsoborao. Î'õt úłtimo, to Socicdad declaza que, s«gfin su îeu 1 seber y enfecdcr, ›tinßU . na d« las s‹›cicdades deî ¢ inișu, ni nitigciïto do sus aćłmin . istradoas ‹› directives, ni ît'ingunu de stis zgenter c en 1 ylendo . s, I a lİevado s cobo ninguna iictividad, cotnelido ningfiø aeto ö . 'se, ma co 1 »portado de ninguno manera susčaptible de iftfringir )as foye‹ y regla›n ¢ ntos conteı cl blanqueo dc capitøle . s o la corntpción vigøntes ßn outilquiet jtlrisdícoißu portinentc . A este reśpêćțo,“dnclsrúti jtiø las ehipresas del Grupo nÖson ptppiödaJ ni cst 5 n øontrolodos por : residence e.n on .Pads Sancionado. El Fwiiuii tluc,liir:a süLïnk t}ue l;t.s emqimsfii dtl CÍriipo htm ioniiidt› trades lms me‹4idas iievesarias y; en :pørtłfitilur, hnn adoptedo y c.‹tżn .apłfcatiili› . prücedimiëlitos y !ínens de condtici•a adecundos pm prevents ‹xiakj'iicr Ÿiolaeiói:. de dichns leyes, rtb•lmtttttt4s Ş n0mü••. Las dcclaracioilcs reälizndas enterionnente en lv . fżcÍia del prsietits diicumente se consìderorùn rùiter . aõas inientras el Obligacionístn seà tiiitliø de ! 3 blìgocioric* . cinițidas per la Socieńud . 4lf. Ni›flflc ili•›ii.c - Cvtiin<•zc 'Foutes nottfiv - ations c'u demnnde> en exćciiiio n de ğio‘scni Co»tmi dtvrc.nt čtrc /uite8 pur *dresses St1İ'/afi*tf? . ’fodes 1:is notïficacioncs o solicitiides *n ejecuciöii net ptzssrlte deberiîii liaccrse ptir escríio y enéirir re, por ciirtn o corrćn electrönico, a lms śiguientes ‹Jiieccìoøes: 04f2024 PAPELEXCLUSVOPARADOCUMENTOSNOTARIALES I B3?54508 3ú

Route not ificatiori, demands ou convocation sem s'aJablement adressée en Porłeur ti"Obłîgatíons ä l'adresse îndiquée par ce derniec Aæis 1 * bulletin de souserìption . Cuølquter notificav‘iòa, . solicited o requerlrníentfi sc enviarà vãlid . iincntc a 1 Obligacionista - a la dirección iri‹ltcada por ëste en el formulario de suscrİ}wion . í.e present Central est rëgi par les l‹›is espagnole* ct françoises, cónforméinent aux dispos!tiöIís dë4 articles 5 et 6. El presents Corttruto se rige por la Iv•yislnci‹JiJ espanölã y fmiieesn, de acuoydo coti ló previsto en los Per aillëurs, ct en ra ison du statut dci l'Êmeuetir en tant que sociétć cotée our le marché amćricain ‹lu NASDAQ, . le présețit Cóntiat csț soumis ù . la riglementntion do . la Sccuril ice pm Evehnnge Commission (« SEC ») des Lais - Unis d’AméHque . Err partitulíer, la rćgl • n›entotion S . qnî ïțgiL lĂ ›ci te de ùtres en . dshors Yes Éiats - Lfrtis, est‹fl'ağplicalion . 1 oMt ce qu ï prćcčdc serä cxćcutč canfomt»tcnt śu . ^t ¢ nnditions črïoncčcs & Ía clausa 42 thu j 7 rćs«rit socard . Ariicionaltnente y derìvado de la coiidiciòn det Íilllİstir do* 8 t \ Cİedßd CtitİZ&du en tl ri 3 ûrtildo estadounidenáe DASDAQ, el presence Comrade se cncuentia sujèto a la . normativa de la Comisión do V . alores de /Estndos Unidos (U : S . Securît . res and F=xełian 5 e commission . "SEC") . En panicular . se aplicará el begliinento S, . el cual degu 1 s la venta de va!nrns ftiera de los Estndos LiniJos . 2 “odo lo niiterior scleæáaxbor . ntosi • üioşuttxlm • 1 a cIü‹is‹ila 4 Z da ešte Ccntrato . Los Oblígataires doivrnt éire tiés pirsonøes non amüricaines nit sens dc la régle 902 . õu iëßIeiuu • nt S dc In Se*úritics Alt of i 43 s, dems Sa v«rsíõri ttiorłİfite ila « Securitiés Acł . . ») ; eİ / . øt peuvent ocÏtéter . les Oblìgntations pøtir le cnmpte ou un profit . tÌ 4 ne personne amiricaine . Ft ouLre, l«s Ohligataires ne peuvettt, 4 țnsîJes . six (6) inoís svivn . nt la dat« d'ft»ixsion dev Obl . igtations, (i) Faire unu offre ôü inc vćnte ğes Obliyationr a‹tx Ètșts - Łfni› : ou à un« persnnne dcs . Ëtats • Unis c›u puur son bëttćÏic« ; à moias que cette ofhe o \ I «ețte vec . te ne soìt faice en vezt‹l de la heğulotiòrî S ou he toute atiue üiayćnsm . des «xigerices . d*ènregistr ¢ nïgnt de la SecuJátic ; Act, (i . i) effe ¢ tuer des ¢ iȚiëratinns Jc eoüvüriute á l'ćgird dcs Qbtigaiiofi, à moins que ces opńmÚõns ne soient coníom ds aux cxigencss de la Secutitios Aci .. ins Obligøciönistas deberún ser persons no esta' 4 ouniõenscs, conTorme n ia definÎcì 6 n cxiabloćida ci› la forma s 02 del Reglameøto s de la Liey de "Jaloms dç 1933 ; en su versión naoditiüadă (en aúeİonte, lh . "Ley tlc Vnlores"), v no podràti ndquirir las Obligaiiones por cuenta o gn benoficio de . una : persona esladounlderise . ztsimisrno, los Oòligacionistas no podràn realirnr en los sets (6) meses siguieotes ø la fcch . i d* etnisión de las Obligacioncs, (i) nioguna oferta o venta de las Obligationes en los Es 0 xdos Unidos o it, o en beneficio de, rna . t›srsona cstadounidenàe, saİvo que dicha oferta o vent* se eFectfie de ccnformid'ad ctiri el Reglawtento S o niediante algiøia oirø . exención de los rcqüisitos dc m • gistm ííe la Lry de Valoro • s, (ii) participar en operaciones de coberøłra resptcto a las Obłigaciones, snlvo que dìehas operdcioiies cumplan colt los . requisitos establecidos en 15 I . ey de V¡t 1 ores . I.'ÉmctIeur a expFcssc‘Iocnt accepts dc signed I - I FmJ»or ha accpfadu cxprasiuncnțe łî nna« los éI<ctt'oniqueinñnt Ics titres l'eprčscntatifs dv's Oblißütinns ei› utiIisßł›t Je». xcrvices dïi. prestmtkilc tí‹ułos rq›i«scntativcs dć las Obl.igaci‹»es cfcctrót›i«aincntt uîiliżaitJo )cs .survicin.s tlcł qu:i!iÎitf gu tnoym d'cîne sl;tnaturÿ ëiccIr‹›nique yrovecdç+r ctú servicios cu:Jiiùuact‹3 ț›cr meJio ¢Ie 36 qualífiée condormø aux Txigenccs du ñègleciiont (UE) n ƒ 9 t . 0 / 20 t 4 . du PBflcincnl c«ropč 2 n et ćłu Coosoil du 2 ñ juiłłat 20 ł 4 sur . İ'idenłificaîinn dłcctroniqvo eț lbs services de cot : fiøncø pour les transaciibns élictroniqu . és øu Join . do matshè intérícuri à l'issue d'tin p . rocessu . s : ‹t’i . dentificaiion,des signataires . free octms eurnat done łtï . qu 0 lit ¥ de . doctłmenLs orlginnux ayoui la tntñie forts p : obanic qu'un Jocumenr papicr iigńć à lø main, attstns dos articles 3 dø la loi espagnole 6 / 2020 du I I novcttibre, réglèmmtatit curtains aspects deé sei‘Yiws d e cbnfionce E 1 eotroniqtics, ct 1364 øt servants du code civil fiæiçaìs . ils pouvent él m valaõlimeni fnvoquds ã l'encöatrr ice l'Émcttćur ct pprtëe dcvent un fri 6 uiinl øn . cos de liiigo . req \ ›isito . s del łtcglsmcnło (VE) n ƒ . 9 i 0 / 20 f 4 . del Parłamcnto Europco y d» 1 Consajo, de 23 da jutio de 20 t 4 , re!ati›o a la ìd«›ttifiCMİ‹ \ i 1 G 1 üCLFóTïic 4 y ”IOú ssrvìeios úe r . unÑa»ya [›ara law fmnnoccinnøs elecîrónicos eti el ›nsrcado illtericr, siguiøndo Uh pmcuiio d e idea \ tiûcución de !as p 0 t 9 onjt s ùrmantcs . I .. os tftulos teiidrúii, per lo tanto, el estatufi dn documentiis orlginnlcs con eI inisino valor prubatorio que uri documento escrito en papel finiiodo a miino, en el sentido dc I • znieulns 3 lv 1 * hey españole 6 / 2020 , de 11 öe noviirnbre, reguladora de detGrfíÍItadOS GSpoctuS de ÍOS ScNÍeiOS eloctidttİeos de confianzn y 1364 y sigøieotss del Oódigo Civil ï mr ›c€s. Pueden invocørse vãlidnmetiie cønlrв ct Advisor y presenl0rsc Jute iiił cibun 1. em cøso. do 04/ 2024 PAPEL EXCLUSIVO PRA DOCUMENTOS NOTARIALES .fiirmodc cİ 26/09/2024 Por el Cmìsor: I B3754507 ^"" est •bo Eciergyí S.A., rUpresentødo joc D. ivtøriĞo. dali:i łàemflndez in su caÏidnd de consejero dolegadv. 37

JUSTIFICANTE DE PRESENTACIÓN SIN CUOTA A INCRESAR Presentación telomática del modelo 600 de autoiiquidación del Impuesto sobra Transmisiones Patrimoniales y Actosuudditos documentados IOENTIFICACIÓN DEL DOCUMENTO: nUE' TP - EH4600 - 2024 - 55462 FECHA PREBEt4TACIÓN: Z8/08/2024 LOTE: CLASE DOC: NOTARIO: PROTOCOLO: T0O0000O152a4886 NOTARIAL .CERVERA TAULET ALEJANORD 4Y43 - J024 - 0 FECHA DEVGNGO. 26f08/2024 TIPO DOC.NOY:. Protocolo.Ordinario PRESENTADOR: 22544213G. CERVERA TAULET ALEJANDRO DlLtGEfjClA: El documenfo indicado ha sido presentado ante la Administración competente a los efemos de lo previsto en el articulo 54 . 1 del Texto Refundido del Impuesto sobre Transmisiones Patrimonlales y Actos Jurídicos Dacume . ntados, Aprobado por Real Decreto Legislativo 1 / 1993 , de 24 de septiembre, y en . el . artlaulo 10 Y del Fteglamento del cifado‘ Impuesto, aprobado po/r Rea Decreto 8281995 , de 29 de Mayo, no esühando de las aublqudadónw Qmsenadzs, nuyós núméros se indican . cuota a Ingresar, por haberse alegado . qüa el acto o . contrato est 8 exento, prescrito : o no sujeta . al” impuesto . o por resultar de aplicación determinados beneficios fiscales . Et document indl¢at ha sigut presentat dàvant FAdministra aló competent a l'efecté del que es preveu en t'òrticle 54.1 del TexE Refós da l'lmpost sobre Tratlsnllssions Patrimorila!s i Actes Jurídica Oocumentats, aprova( per Reial decret legislatiu 171993, óa 24 de s.etambre, i en l'article. 507 del Reglarpant dpl.fiÏtat lmpost, .aprovat per Reial decrat B28/1995”,.de 1è.de. Ma)g, no resu1tant de les autoliquidaÒons presen \ ades,. als números de.les quals s'indiquen, quota a Ingressar, pal l1aver - se aï tegat que l'acte o sontracto astó exempt, presoit o no subjecte a Ilmpost, o per resuÏtar” d'aplicació c|aterminats banefic(s Oscals. SUJETO1 PASIVOS A98569619 TÜROO ENÉI3GY SA AUTOLIQUIDACIÓN iD.MODELO F.P'RESENT.CONCEPTO TRIBUYARIO 600/5/822983€.14 0001 28/08/20Z4 0003 OPE C S SOC TAR CALIFICACIÓN ALhGADA S R SC P C N J .NUMERO DE CONTROL C974ACC0EC4FB3G7 La autenticidad de este documen!.o puedo ser comprobado, modiantd af N ƒ de con \ rol C974ACC0EC4FB5C7 , en al portal tributario dé la generaÍltal ( www.gira.os ) Ejemplar para el interesado

04/ 2024 PAPEL EXCLUSIVO PARA DOCUMENTOS rJO - I - AR]ALES ' OE Ñ O 0003 _ CL C. _ I ft::. - .:r - - ISAREL LA CATOLI^J IMPOST 6OBRE TRANSfdluSlONS P4TRIMOFIIALS i acTEs vuRfoics uocuuExTaTs I B37o450 6 ¥JOGEL t 6OÓSB229836*.4 863S20100 8 ESPAAA ,sus,+”x 1d0,0ó asou4 kg u»w’¥ r tema ”v’ALENCfA 5D0OOó 60 4GMM ow‹v›*W 2024

REGìSTRO MERCANTIL DE VALENCIA Gran V!a kłarqués del Turia, 57 46005 - VALÈNCîA Nötificacìón de Asłento de Presentación Se pone en su conocimlanto quë al dooumento con nûmero de entrada 1/2924f27.798,0 correspondiente a las sociedades TURBO ENERGY SOCIEDAD ANONIMĄ, ENERFIP ESPANA SL autoûzado en VALENCIA, riúmero de protõcdlõ 2024/4743 el dtâ vëİntis+is de agosto de dos mil veinticuatro fue presantado el dla vèintiocHo de agosto de dos mil veintlcuatro en el .diario 2024, asîento 9316. VALÈNCIA . a vefntlocho de agosto de dös mil veinticuatro

04/2024 iŃFUftłvL^ . ClĞN BÀSICA SOBRE PROTEOCIÓN DE DA OS DE CARÄC . TER PERSONAL Responsable del Tratamisntc: Registrador - a a Eñtidaò que practice la notlf'cuciôn. Fara informaciôn; puode coiJsultar ol res \ q de Ii›formmci6n dE' protocción de datos. £lnalldad dot łratarnlento: Prùclìca de fa nołifîcasldn ràlallva ał trámito !'egistrai correspondlcnte. õernchos : La iegíSle 0 lón hipõteoarla y me un‹k osiahłu'c«r' ün rùğimen espõcial resPecto aÏ . ejerc!čïö dś . det+rminarfos dorechos ;. ğcr Io ‹ju« se atenrlerä a lø rłlspúesto en o!las . Para la no ğre’ 7 î«Iö en la norin aIiv a regištrá! so osiarà a la cfue deteminë la teglslacîón de protecctón úe latos . como se inches en d detù . İle òe la infurmaciúń ailicioi : ›i . Em . toü‘o casa, et ejer ¢ icio . do les dorechœ reœnocl 4 os . par la . Ierdisfac'ôn tic prolecclón de dn \ cs a io« tìtulares do los misnJo . ƒ so ajuEtaré a Iæ exigonciøs del Prococlirñ'entc roglstrai . Categòriaü d* datas : ldent‹ficątivos, • 1 e reniao+e, otros dates disponiUîos eri la inforiYincińn adisional 0 e protœclón de datos . Fuaritœ do lôs que Procede : › los datas : Los dntus . pucdań proceoor : dol propio inloreśado, presenta?te, representanle !ec'mI, Gesiorias/A esorÏa 8 , uJ prcpio u Ótros Rogistros, Notarlas y Jueros, Adrnínistraciones Pú 0 lícãs . Mäs ‹nforma ¢ i 6 n . de proîüacić›n de dctôs : Dispofiible en https : úwarw . repistra‹łorëS . org/poIItlca - de - privacidad - servicios - • egiśtrslws . Inćídehcias reiavantes Tel prncedímienfõ rogïsttol . I B3754505 Estc docümeńto ho gìdo łlrrnadu an: firrna etectÖnlca rcconoclda par REĞtSTÎ2O MERCAMTIL DE VALENÛIA a diä 28/0ŒJ024. I. \ >F’tVeÈ07Í (*) C.s:v. : 14èÔ3 3ß07S4s4õ9G Scrvicia VV'eb de Verificación: https://www.jeqistradores,orfł/čsv t*) Kste documanto tiene”e \ carńctar de cop'š de ùri documents ofecfrñi ico . Eł Cčdiğo Segurö de Verificacić'n permîtë ccńtrastar la eutentjŃda d de la copia meóiańte el acceso a lcs archivos cîectr 0 n . n . os dul o ğano u organísmo púhl[rÓ emisor . LnS ccpìaú roaiÍzadas an sopo te pupel de douumcntos pübJiccs cmitidos por rriedtos eI • - ctróniccs y îirrnados ë!actrúnicamente tendráń f 6 consideración de copias aüt 6 ntica Š siempre quo incłu,van la I rtprasiôn dv un cóõigo geńeraclc e 1 ectróničamenie u otros s!sten 1 as da veiil‹caciôn que permiîan contras : 'ar su autenticidarÎ mecłìante el asceso a los aichtvas eloctrö' \ icos del organs cł organ . srïio púbI'cc omisor . (Art . 27 .. 3 de la Ley 39 / 2015 , dè 1 Òe oČlcj 0 ra, del Proccd . mie»lc ÁdmÏnistrativo Oomún de las Admir \ istracionee Püt'licas.).

’ REGISTRO MERCANTIL DE VALENCIA Gran \ /ia Marqués del Turia, 57 46005 - VALENCIA Certificación Acuerdo de Inscripción EL REGISTRADOR MERCANTIL DE VALÉhlCIA Y SU PROVINCIA QUE SUSCRIBE, previo examen y calificación del documento precedente de conformidad con los artículos 18 - 2 del Código de Comemio y 6 del Reglamento del Registro Mercantil, CERTIFICA qua la escritura número 2024/4743, autorizada el die veintiséis ge agosto de dos mil veinticuatro por al notario de VALÉKCIA. CgRVERA TAULET ALEJANDRO . que fue presentada el día veintiocho de agoato. da dos mil veinticuatro, con el número de entrada 1/2024/27.798,0, diario 2Q24 , esien.to 9316 , ha sido Inscrita eón fecha doce de septiembre de dos mil veinticuatro, en el FOLIO ELECTRONICO , inscripción 2G con hoJa V•155858 , de la entidad TURBO ENERGY SOCIEDAD ANONtNIA . RELACIÓN D'E ACTOS,INSCRITOS: InscrlpciÓn: 25. Fecha de Insüripclófi 12/09/2024 Emisión da obligaciones. Incidencias relevantes del procedimiento registral: PRESENTADA (1/2024/934g): 28/08/2024. CALIFfCAGI6N CORRÉCYA: 12/09/202.4. APORTADA“ DOCUMENTACIóN : 28/08/2Q24 VALÊNCIA, doce de aeptiembre de dod mil veinticuatro

04/2024 R PAPEL PARA DOCUMENTOS NOTARIALES INFORKIACI‹åN BASICA SOEÏRE PROTECCIÓN DE OATOS DE GAR . ÅCTER PEhSOMAL Ræponaab!e del "Fratamienlo : Registrador - a/Entldad que constø on eł ancabezado deî documenfo . Pam máo infoiïnaełón, pueôë consułtar el resto de Jnformaciön de proteucîón de da \ as . Fln 8 iłdad dał tratamfarito : Prestación del servicio regisiral sollcitado inCluyendo la prtcjí ¢ a de nòtiflœcîonas asociadas y en su 6 d 8 o facturacîÔn . del mismo .. asf come dar cumalimlento a ia fegisiacón en mstorła da blanq \ ie'o do capitalos y ńnanciacióń del terrorlsmo que puede łßcIu)r la ałahoradón de perfłles . Bàse )urfdlca del tralámiurîto : Eł tratamlento de los datas es necesarlo : pea eł cumpłímiento de une Gtislón realizada en łnt • ras pùblico a en al ajgm!cic de podüre 9 pCblicos onnferîdas al regBtredor, en cumplimiento” do lan obl‹gaciones logales œrrespondlentas, ed como para la ejecvciön du . servicio sołicítado . Darecł os : La łegislaclón hlpo : ecaria y mercanłll estabfe ¢ ; øn un rógimen aápocial raspeclõ at ejerclčio de deiamttnados derśchos, por l a qua se atsnderă a Io dlspuesto en elias, Para la n o . prevłsto ęn la normalłva ragłstral se osfarÅ a la que determine l a łeg 1 slacØn de protacciôn de datm, cortie . se lodica en el datable do la infomación adlcisnał . En todo cœo, el ëjerclcÏo de les darechas raconocldos por'ła \ egisla . N 6 n de protecclów d o datas a tos titùiaraø'do los mismos se ajuśter 8 a Iąs ãxigandas dęl procadimtento reglatraf . Categorias dë datoa : Îdontlfłcaflvos, de contacto, otrœ datos dİsPenlbles en la inłormación adlcîonal de pmteccłón de datas . Dastlnateftęs : Să pręv 6 af saiamlento de dat?s por otros deatłnaterłos . No sa precóït tfansferencios tnternaÕonalœ, sał'/é en su . caso, el sumlnisłro de fa puôlfcidad fermal . Fuon‹e 6 de las quo procœlen fos datos : Los datas puedon proúedër : daf pmpïo i«taresado, pregentán . ( 6 , . fepmsentante legaÎ, GoStorlas/Asesorfas . otros Raglštfoa, ł'łotarios y Juaces, . Admfnlstre ¢ lonœ Públ[càs . RasØ de lriÏÔ*tńaći 6 n de proleccîón de datoa • Disponlb)e . ori https : /Wvw : fogistrsdozes . org/Poiiiîca - de - . qńŸëcida . d • sar • łcłns - regi 8 lrałes ën funcîón del ttpo dv serv‹clö reglsträl scllcitadp . lncidanclaü ieleyaútas dei eoceaimianio roeistrof : PRESEfJ 7 ÅÒA ( 1 / 208 . 4 / 5316 ) : 4 B/ 08 / 2024 . CALlClCAClóN CORRECTS 12 / 09 /'yu 2 • t . : ßPOP • TAÒA DGCU*dENTACl 5 N : 28 / 08 / 2024 E : ste tłocumenlo I \ a slJo . fimado edu firma efactrónîca reconocida por JUAN CARLOS RAkiÖN CHORNtT a dfa 12 / 0 S/ 2024 . í . \ »F' | Q’źoWÎ (*) C . S . V . : 14603038079249070 Serviois We'a de Vurìficacióri : httns’//www . reqistradör, • ? orq /sy (*) Este documento ticne el carácter de copia de un ùocumento ełectrÓnico . El Gõdigo Seguro de Verifîcaci 6 n permits contrastar la autenticidaô do la cupia medianie el øccesó a fos archivos electrönicos del órgano u orğan . ?rrlo público emisor . Las ccpias realïzadas eri aopoïte papoI de docume . ntos públicos • mitidos por madios elcctrónicos y firmados electrónicameote tendrán la conslderac 1 ón de copìas autànticas siempre que inctușan la ìmpresión de un código ğenarado electrônìcamenta u otros sistemas da vanficacîón que permitan üontrastar su a‹ltunücidaö mediante rł acceso a Nos orchivos ełectrõnicos def ôrgano u organismo púbłico emisor . (Art . 27 . 3 de la Ley 39 / 2015 , ce 1 de octubra, del F'rocedimiento Adminisfrativo Comün ae ias Admìnistraciones Púb 1 icas . ) . I B3754504

DOY FE QUE ES COPIA EJECUTIVA de su matriz, en la que dejo nota haciendo constar que con anterioridad a la presente no se ha expedido ninguna otra con este carácter y para TURBO ENERGY, S . L la expido en treinta y ocho folios de papel exclusivo para documentos notariales, números en orden inversamente correlativos, en Valencia a trece de septiembre de dos mil veinticuatro .